                                                                   Exhibit 10.12

                                                               EXECUTION VERSION

                               CREDIT AGREEMENT

                                  dated as of

                               December 6, 1999

                                     among

                         MUTUAL RISK MANAGEMENT LTD.,
                                 as Borrower,

                              MUTUAL GROUP, LTD.,
                                 as Guarantor,

                         MUTUAL RISK MANAGEMENT LTD.,
                    MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.,
                              MUTUAL GROUP, LTD.
                         LEGION FINANCIAL CORPORATION,
                                 as Pledgors,

                        MUTUAL INDEMNITY (DUBLIN) LTD.,
                    MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.,
                        MUTUAL HOLDINGS (BERMUDA) LTD.,
                          IPC MUTUAL HOLDINGS, LTD.,
                         LEGION FINANCIAL CORPORATION,
                           LEGION INSURANCE COMPANY,
                          as Collateral Subsidiaries,

                           THE LENDERS PARTY HERETO

                                      and

                      PRUDENTIAL SECURITIES CREDIT CORP.,
                                   as Agent

                               TABLE OF CONTENTS

                                  SECTION 1.

                      DEFINITIONS; RULES OF CONSTRUCTION

                                                                                                Page
SECTION 1.1.     Definitions.................................................................      1
SECTION 1.2.     Rules of Construction.......................................................     19

                                  SECTION 2.


      AMOUNT AND TERMS OF BRIDGE LOAN COMMITMENT AND LOANS; BRIDGE NOTES

SECTION 2.1.     Bridge Loan Commitment......................................................     19
SECTION 2.2.     Procedure for Borrowing.....................................................     20
SECTION 2.3.     Disbursement of Funds.......................................................     20
SECTION 2.4.     Bridge Notes................................................................     21
SECTION 2.5.     Termination of Bridge Loan Commitment.......................................     21
SECTION 2.6.     Pro Rata Borrowings.........................................................     21
SECTION 2.7.     Interest....................................................................     21
SECTION 2.8.     Making of Payments..........................................................     22
SECTION 2.9.     No Setoff, Counterclaim or Withholding; Gross-Up............................     22
SECTION 2.10.    Increased Costs and Reduction of Return.....................................     23
SECTION 2.11.    Illegality..................................................................     24
SECTION 2.12.    Repayment; Prepayments......................................................     24
SECTION 2.13.    Mandatory Offer to Purchase Bridge Notes....................................     25
SECTION 2.14.    Security for the Loan.......................................................     26

                                   SECTION 3.


                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1.     Good Standing and Authority.................................................     26
SECTION 3.2.     Stock Duly Authorized and Issued............................................     27
SECTION 3.3.     Loan Documents Authorized, etc..............................................     27
SECTION 3.4.     No Consents; No Conflicts...................................................     27
SECTION 3.5.     Financial Information Complete..............................................     28
SECTION 3.6.     No Material Adverse Change..................................................     28
SECTION 3.7.     Accuracy and Completeness of Information....................................     28
SECTION 3.8.     Internal Accounting.........................................................     29
SECTION 3.9.     No Insolvency...............................................................     29
SECTION 3.10.    Legal Title.................................................................     29
SECTION 3.11.    No Violations...............................................................     29
SECTION 3.12.    No Litigation...............................................................     29
SECTION 3.13.    Proceeds....................................................................     29
SECTION 3.14.    Margin Stock................................................................     30
SECTION 3.15.    Tax Returns and Payments....................................................     30
SECTION 3.16.    ERISA Compliance............................................................     30
SECTION 3.17.    Compliance With Laws........................................................     31

                                                                                                Page
SECTION 3.18.    Government Regulation.......................................................     31
SECTION 3.19.    Insurance...................................................................     31
SECTION 3.20.    Labor.......................................................................     31
SECTION 3.21.    Environmental Matters.......................................................     31
SECTION 3.22.    Insurance Regulations.......................................................     32
SECTION 3.23.    Permits; Licenses...........................................................     32
SECTION 3.24.    Year 2000...................................................................     32
SECTION 3.25.    Collateral..................................................................     33
SECTION 3.26.    Acknowledgment of Pledge....................................................     33

                                   SECTION 4.


                  CONDITIONS TO THE OBLIGATIONS OF THE LENDERS

SECTION 4.1.     Conditions to Closing.......................................................     34
SECTION 4.2.     Condition to the Initial Bridge Loan........................................     36
SECTION 4.3.     Conditions to each Bridge Loan..............................................     36

                                   SECTION 5.


                             AFFIRMATIVE COVENANTS

SECTION 5.1.     Corporate Existence.........................................................     36
SECTION 5.2.     Compliance With Laws........................................................     37
SECTION 5.3.     Maintenance of Property; Insurance..........................................     37
SECTION 5.4.     Payment of Taxes and Other Claims...........................................     37
SECTION 5.5.     Investment Company Act......................................................     38
SECTION 5.6.     Payments in U.S. Dollars....................................................     38
SECTION 5.7.     Use of Proceeds.............................................................     38
SECTION 5.8.     Refinancing.................................................................     38
SECTION 5.9.     Financial Statements........................................................     38
SECTION 5.10.    Notice of Litigation and Other Matters......................................     40
SECTION 5.11.    Collateral..................................................................     40

                                   SECTION 6.


                               NEGATIVE COVENANTS

SECTION 6.1.     Consolidated Indebtedness to Consolidated Total Capital Ratio...............     41
SECTION 6.2.     Shareholders' Equity........................................................     41
SECTION 6.3.     Negative Pledge.............................................................     42
SECTION 6.4.     Limitation on Subsidiary Indebtedness.......................................     42
SECTION 6.5.     Limitation on Asset Sales...................................................     42
SECTION 6.6.     Merger, Acquisition, Sale of Assets and Liquidation.........................     42
SECTION 6.7.     Sale and Leaseback..........................................................     43
SECTION 6.8.     Limitations on Dividends and Other Payment Restrictions Affecting
                 Subsidiaries................................................................     43
SECTION 6.9.     Transactions with Affiliates................................................     43
SECTION 6.10.    Lines of Business...........................................................     44
SECTION 6.11.    Amendment to Charter Documents..............................................     44

                               TABLE OF CONTENTS
                                  (continued)

                                                                                            Page
SECTION 6.12.    Collateral................................................................ 44

                                  SECTION 7.

                             DEFAULTS AND REMEDIES

SECTION 7.1.     Events of Default......................................................... 44
SECTION 7.2.     Default Remedies.......................................................... 46


                                  SECTION 8.

                                   THE AGENT

SECTION 8.1.     Appointment............................................................... 47
SECTION 8.2.     Delegation of Duties...................................................... 47
SECTION 8.3.     Exculpatory Provisions.................................................... 47
SECTION 8.4.     Reliance by Agent......................................................... 48
SECTION 8.5.     Notice of Default......................................................... 48
SECTION 8.6.     Non-Reliance on Agent and Other Lenders................................... 48
SECTION 8.7.     Indemnification........................................................... 49
SECTION 8.8.     Agent in Its Individual Capacity.......................................... 49
SECTION 8.9.     Resignation of the Agent; Successor Agent................................. 49

                                  SECTION 9.

                                   GUARANTEE

SECTION 9.1.     Unconditional Guarantee................................................... 50
SECTION 9.2.     Severability.............................................................. 51
SECTION 9.3.     Limitation of Guarantor's Liability....................................... 51
SECTION 9.4.     Waiver of Stay, Extension or Usury Laws................................... 51

                                  SECTION 10

                          PLEDGE; RIGHTS AND REMEDIES

SECTION 10.1.    Pledge and Charge......................................................... 51
SECTION 10.2.    Delivery of Collateral.................................................... 52
SECTION 10.3.    Agent Appointed Attorney-in-Fact.......................................... 52
SECTION 10.4.    Agent May Perform......................................................... 52
SECTION 10.5.    Voting Rights and Dividends............................................... 53
SECTION 10.6.    Remedies upon an Event of Default......................................... 54
SECTION 10.7.    Application of Proceeds of Sale........................................... 57
SECTION 10.8.    Responsibilities of the Agent............................................. 57
SECTION 10.9.    Termination; Release Reinstatement........................................ 58
SECTION 10.10    Security Interest Absolute................................................ 58

                                  SECTION 11

                                 MISCELLANEOUS

SECTION 11.1.    Representation of the Lenders............................................. 59

                               TABLE OF CONTENTS
                                  (continued)

                                                                                            Page
SECTION 11.2.    Participations in and Assignments of Bridge Loans........................  59
SECTION 11.3.    Expenses.................................................................  61
SECTION 11.4.    Indemnity................................................................  61
SECTION 11.5.    Setoff...................................................................  62
SECTION 11.6.    Amendments and Waivers...................................................  62
SECTION 11.7.    Independence of Covenants................................................  63
SECTION 11.8.    Entirety.................................................................  63
SECTION 11.9.    Notices..................................................................  63
SECTION 11.10.   Survival of Warranties and Certain Agreements............................  63
SECTION 11.11.   Failure or Indulgence Not Waiver; Remedies Cumulative....................  64
SECTION 11.12.   Severability.............................................................  64
SECTION 11.13.   Headings.................................................................  64
SECTION 11.14.   Governing Law; Consent to Jurisdiction; Venue; Waiver of Jury Trial......  64
SECTION 11.15.   Successors and Assigns...................................................  65
SECTION 11.16.   Counterparts; Effectiveness..............................................  66
SECTION 11.17.   Payments Pro Rata........................................................  66
SECTION 11.18.   Waiver of Stay, Extension or Usury Laws..................................  66
SECTION 11.19.   Confidentiality..........................................................  66
SECTION 11.20.   Compensation.............................................................  67


Exhibits
--------

A      Form of Bridge Note
B      Form of Notice of Borrowing
C-1    Form of Legal Opinion of Mayer, Brown & Platt, U.S. Counsel to the Loan Parties
C-2    Form of Legal Opinion of Conyers Dill & Pearman, Bermuda Counsel to
       the Loan Parties incorporated in Bermuda
C-3    Form of Legal Opinion of A & L Goodbody, Irish Counsel to Mutual Indemnity
       (Dublin) Ltd.
C-4    Form of Legal Opinion of Lewis, Rice & Fingersh, Missouri Counsel to Legion
       Financial Corporation
C-5    Form of Legal Opinion of Richard O'Brien, Esq., General Counsel to the Borrower
C-6    Form of Legal Opinion of Andrew Walsh, Esq., General Counsel to Legion
D      Form of Assignment and Assumption Agreement
E      Section 11.2(e)(ii) Certificate

Schedules
---------

Schedule 3.10    List of Subsidiaries
Schedule 3.25    Executive Offices and Places of Business of Loan Parties
Schedule 6.3     Liens
Schedule 10.1-A  Legion Pledged Shares
Schedule 10.1-B  Legion Financial Corporation Pledged Shares
Schedule 10.1-C  Mutual Holdings Pledged Shares
Schedule 10.1-D  IPC Pledged Shares

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page
Schedule 10.1-E  MI Dublin Pledged Shares
Schedule 10.1-F  Mutual Risk Holdings Pledged Shares
Schedule 10.2    Pledged Securities

     This Credit Agreement (this "Agreement") is dated as of December 6, 1999, and entered into by and among Mutual Risk Management Ltd., a company incorporated under the laws of Bermuda, as borrower (in such capacity, the "Borrower"), Mutual Group, Ltd., a Delaware corporation, acting as guarantor (in such capacity, the "Guarantor"), certain subsidiaries of the Borrower acting as Pledgors (as defined below), certain subsidiaries of the Borrower acting as Collateral Subsidiaries (as defined below), Prudential Securities Credit Corp. as Lender (in such capacity, "PSCC"), the other banks and financial institutions from time to time party hereto (each of PSCC and such other banks and financial institutions, collectively the "Lenders" and individually a "Lender") and Prudential Securities Credit Corp., as agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS

     WHEREAS, the Borrower desires that the Lenders extend a credit facility to the Borrower guaranteed by the Guarantor and secured by the Collateral (as defined below);

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereby agree as follows:

                                  SECTION 1.

                      DEFINITIONS; RULES OF CONSTRUCTION

          SECTION 1.1.  Definitions. For all purposes of this Agreement and the
                        -----------
Bridge Notes (as defined below), the following definitions shall apply:

     "Additional Shares" means all additional shares of Capital Stock of any
      -----------------
issuer of any Pledged Shares, or any successor in interest thereto, from time to time acquired by any Pledgor in any manner whatsoever.

     "Affiliate" of any specified Person means any other Person, directly or
      ---------
indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), when used with respect to any Person, means (i) the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership of 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of such Person.

     "Agent" has the meaning assigned to it in the preamble of this Agreement.
      -----

     "Amount of Unfunded Benefit Liability" means, with respect to any Pension
      ------------------------------------
Plan, (i) if set forth on the most recent actuarial valuation report with respect to such Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001 (a)(18) of ERISA) and (ii) otherwise, the excess of (x) the greater of the current liability (as defined in Section 412(1)(7) of the Code) or the actuarial present value of the accrued benefits with respect to such Pension Plan over (y) the market value of the assets of such Pension Plan.

     "Annual Statement" means, with respect to any Insurance Company Subsidiary,
      ----------------
the statutory annual financial statement of such Insurance Company Subsidiary as is required to be filed with the applicable Governmental Authority of its state of domicile, together with all exhibits and schedules filed therewith.

     "Applicable Interest Rate" means for any Interest Period the sum of LIBOR
      ------------------------
(Reserve Adjusted) plus 0.75%.

     "Asset Sale" means any direct or indirect sale, issuance, conveyance,
      ----------
lease, assignment, transfer or other disposition for value (including, without limitation, pursuant to any amalgamation, merger or consolidation or pursuant to any sale and leaseback transaction) by the Borrower or by any of its Subsidiaries to any Person other than the Borrower or any of its Wholly Owned Subsidiaries (any such transaction, a "disposition") of any asset of the Borrower or any of its Subsidiaries, excluding (i) any disposition of Cash Equivalents in the ordinary course of business, (ii) any disposition of Investment Securities in the ordinary course of business the proceeds of which are used to purchase other Investment Securities or invested in Cash Equivalents pending such purchase and (iii) any disposition of assets the Fair Market Value of which, together with the Fair Market Value of all assets disposed of in the period from the Closing Date to the date of the proposed disposition, does not exceed $10,000,000 in the aggregate.

     "Bankruptcy Law" means Title 11, United States Code, or any other
      --------------
applicable federal, state, or foreign bankruptcy, insolvency or similar law as now or hereafter constituted.

     "Board of Directors" means, in the case of a Person that is a corporation,
      ------------------
the board of directors of such person or any committee authorized to act therefor and in the case of any other Person, the board of directors, management committee, or similar governing body or any authorized committee thereof responsible for the management and affairs of such Person.

     "Borrower" has the meaning assigned to it in the preamble of this Agreement
      --------

     "Bridge Loan," with respect to any Lender at any time, means (a) any loan
      -----------
to be made hereunder by such Lender after such time or (b) any loan made by such Lender hereunder in the principal amount outstanding at such time, and "Bridge
                                                                        ------
Loans," at any time, means the aggregate of the Bridge Loans of all the Lenders
-----
at such time.

     "Bridge Loan Commitment" has the meaning assigned to it in Section 2.1.
      ----------------------

     "Bridge Note" has the meaning assigned to it in Section 2.4.
      -----------

     "Broker-Dealer" means any broker or dealer (as defined in Sections 3(a)(4)
      -------------
and 3(a)(5) of the Exchange Act) that is required to be registered under the Exchange Act, or any business entity controlled by a Broker-Dealer (other than a broker or dealer that is not required to be registered under the Exchange Act).

     "Business Day" means any day excluding Saturday, Sunday and any day on
      ------------
which banking institutions located in New York, New York are authorized or required by law or other governmental action to close; provided, that when used
                                                       --------
in connection with an interest rate
determination, a notice of borrowing pursuant to Section 2.2 or any payment with respect to the Bridge Loans, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

     "Capital Adequacy Regulation" means any guideline, request or directive of
      ---------------------------
any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Capital Stock" of any Person means any and all shares, interests, rights
      -------------
to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

     "Capitalized Lease Obligation" means, as to any Person, the obligations of
      ----------------------------
such Person under a lease that are required to be capitalized and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

     "Cash Equivalents" means (i) marketable direct obligations issued or
      ----------------
unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any State of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P's or Moody's; and (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any State thereof or the District of Columbia that (A) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (B) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P's or Moody's; and (vi) repurchase agreements with respect to, and which are fully secured by a perfected security interest in, obligations of a type described in clause (i) or clause (ii) above and are with any commercial bank described in clause (iv) above.

     "Change of Control" means the occurrence of any of the following events:
      -----------------
(i) any Person or Group (as defined below) becomes the beneficial owner (as defined below), directly or indirectly, in the aggregate of more than 33% of the total voting power of the Voting Stock of the Borrower; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower, together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors of the Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

     For purposes of the foregoing definition:

     (a) "beneficial owner" and "beneficially own" shall have the meaning specified in Rules 13d-3 and 13d-5 under the Exchange Act, except that any Person or Group shall be deemed to have "beneficial ownership" of all securities that such Person or Group has the right to acquire, whether such right is exercisable immediately, only after the passage of time or upon the occurrence of a subsequent condition.

     (b) "Person" and "Group" shall have the meanings for "person" and "group" as used in Sections 13(d) and 14(d) of the Exchange Act; and

     (c) any Person or Group shall be deemed to beneficially own any Voting Stock of a corporation held by any other corporation (the "parent corporation") so long as such other Person or Group, as the case may be, beneficially owns, directly or indirectly, in the aggregate more than 33% of the voting power of the Voting Stock of the parent corporation and no other Person or Group beneficially owns an equal or greater amount of the Voting Stock of the parent corporation.

     "Change of Control Date" has the meaning assigned to it in Section 2.12.
      ----------------------

     "Change of Control Offer" has the meaning assigned to it in Section 2.12.
      -----------------------

     "Closing Date" means the date on which each condition specified in Section
      ------------
4.1 shall be satisfied or waived in all respects in the sole discretion of the Agent.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" means the LFC Collateral, the MG Collateral, the MRM
      ----------
Collateral and the MRMH Collateral, collectively.

     "Collateral Subsidiary" means any of the following Subsidiaries of the
      ---------------------
Borrower, all the shares of Capital Stock of which (except the IPC Preferred Shares in the case of IPC Mutual Holdings, Ltd., the MH Preferred Shares in the case of Mutual Holdings (Bermuda) Ltd. and the MIDL Director Share in the case of Mutual Indemnity (Dublin) Ltd.) are pledged to the Agent for the benefit of the Lenders hereunder:

     (i)   IPC Mutual Holdings, Ltd. with respect to the MG Collateral;

     (ii)  Legion with respect to the LFC Collateral;

     (iii) Legion Financial Corporation with respect to the MG Collateral;

     (iv)  Mutual Holdings (Bermuda) Ltd. with respect to the MRMH Collateral;

     (v)   Mutual Indemnity (Dublin) Ltd. with respect to the MRM Collateral;
and

     (vi) Mutual Risk Management (Holdings) Ltd. with respect to the MRM Collateral.

     "Consolidated Indebtedness" means, with respect to the Borrower and its
      -------------------------
Subsidiaries at any date, the Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis as of such date, including, without limitation, all Indebtedness outstanding under this Agreement.

     "Consolidated Total Capital" means, with respect to the Borrower and its
      --------------------------
Subsidiaries at any date, the sum of Consolidated Indebtedness, Stockholders' Equity and Qualified Indebtedness; provided, that for purposes of this
                                   --------
definition only, in determining Qualified Indebtedness, any Qualified Indebtedness which includes any put right or option or other right or option in favor of the holder to cause such Qualified Indebtedness to be redeemed or otherwise paid on a date which is earlier than one (1) year after the Maturity Date shall be disregarded.

     "Contingent Obligation" means, with respect to the Borrower and its
      ---------------------
Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term
                                               --------
Contingent Obligation shall not include (i) obligations under insurance or reinsurance policies or (ii) endorsements for collection or deposit in the ordinary course of business.

     "Contract" has the meaning assigned to it in Section 3.4.
      --------

     "Convertible Securities" means the Borrower's Zero Coupon Convertible
      ----------------------
Exchangeable Subordinated Debentures due 2015 issued pursuant to the Indenture dated as of October 30, 1995 by and among the Borrower as Issuer, Mutual Group Ltd., as Guarantor, and State Street Bank and Trust Company as Trustee.

     "Custodian" means any receiver, interim receiver, receiver and manager,
      ---------
trustee, assignee, liquidator, sequestrator, custodian or similar official charged with maintaining possession or control over property for one or more creditors, whether under any Bankruptcy Law or otherwise.

     "Default" means any event which is, or after notice or passage of time or
      -------
both would be, an Event of Default.

     "Derivative Agreement" means any Interest Rate Protection Agreement or any
      --------------------
other agreement of the Borrower relating to a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     "Disbursement Date," with respect to any Bridge Loan, means the
      -----------------
disbursement date for such Bridge Loan designated as such by the Borrower in accordance with Section 2.2.

     "Dollar" or the sign "$" means the lawful money of the United States of
      ------               -
America.

     "Eligible Assignee" means (A) (i) a commercial bank organized under the
      -----------------
laws of the United States of America or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, that (x) such bank
                                                  --------
is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; provided, further, that, at the time of determination, the
                 --------  -------
Lender making the assignment or transfer to such bank, believes that such bank will be entitled to an exemption from U.S. withholding tax (assuming compliance with the first sentence of Section 11.2(e); and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies (but other than a Broker-Dealer), in each case (under clauses (i) through (iv) above) that is reasonably acceptable to the Agent; and (B) any Lender and any Affiliate of any Lender (other than a Broker-Dealer).

     "Employee Benefit Plan" means any employee benefit plan within the meaning
      ---------------------
of Section 3(3) of ERISA which (a) is sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates or (b) has at any time within the preceding six years been sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or any of their respective current or former ERISA Affiliates, or for which the Borrower, its Subsidiaries or their respective current or former ERISA Affiliates retain any liability, whether contingent or otherwise.

     "Engagement Letter" means the engagement letter agreement, entered into
      -----------------
prior to or concurrently herewith, between the Borrower and Prudential Securities Incorporated ("PSI") relating to the Refinancing as the same may be amended from time to time.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the
      -----
rules and regulations thereunder, each as amended, supplemented or otherwise modified.

     "ERISA Affiliate" means any Person who together with the Borrower is
      ---------------
treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section
      -----------
4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived) or the failure to make any required contribution within 10 days of its due date with respect to any Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041 (a) (2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates from any Multiple Employer Plan or the termination of any such Multiple Employer Plan resulting in liability pursuant to Sections 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to
Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could reasonably be expected to give rise to the imposition on the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 406, 409 or 502(i) or (1) of ERISA in respect of any Employee Benefit Plan; (ix) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan or Employee Benefit Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (x) the imposition of a Lien pursuant to Section 401(a) (29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

     "Eurodollar Reserve Percentage" means for any day for any Interest Period
      -----------------------------
the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

     "Event of Default" has the meaning assigned to it in Section 7.1.
      ----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" means, with respect to any asset, the price (after
      -----------------
taking into account any liabilities relating to such assets) which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction.

     "FAS 115" means Statement No. 115 ("Accounting for Certain Investments in
      -------
Indebtedness and Equity Securities") issued by the Financial Accounting Standards Board.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication; provided, that (i) if such day is not a
                                         --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent for such day on such transactions as determined by the Agent.

     "Foreign Plan" means any employee benefit plan maintained outside the U.S.
      ------------
by the Borrower, any of its Subsidiaries or any of their respective Affiliates for employees substantially all of whom are non-resident aliens of the U.S. and for which the Borrower or any of its Subsidiaries may be directly or indirectly liable.

     "FRB" means the Board of Governors of the Federal Reserve System, and any
      ---
Governmental Authority succeeding to any of its principal functions.

     "GAAP" means generally accepted accounting principles, as recognized by the
      ----
American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower throughout the period indicated and consistent with the prior financial practice of the Borrower.

     "Governmental Authority" means any nation, province, state or political
      ----------------------
subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guarantee" has the meaning assigned to it in Section 9.1.
      ---------

     "Guarantor" has the meaning set forth in the preamble of this Agreement.
      ---------

     "Indebtedness" means, with respect to the Borrower and its Subsidiaries at
      ------------
any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money, including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (other than trade payables due from such Person and arising in the ordinary course of business for not more than 90 days not subject to (a) below),
(c) all Capitalized Lease Obligations of such Person, (d) all Indebtedness of any other Person secured by a Lien on any asset of any such Person, (e) all obligations, contingent or otherwise, of any such Person relating to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such Person, but excluding any obligation relating to an undrawn letter of credit if the undrawn letter of credit is issued in connection with a liability for which a reserve has been established by the Borrower or the applicable Subsidiary in accordance with GAAP, (f) all obligations incurred by any such Person pursuant to Interest Rate Protection Agreements which are due and payable and (g) all Contingent Obligations of any such Person with respect to Indebtedness referred to in clauses (a) through (f) of this definition; provided, that the term Indebtedness shall not include any Qualified
--------
Indebtedness.

     "Indemnified Liabilities" has the meaning assigned to it in Section 11.4.
      -----------------------

     "Indemnitees" has the meaning assigned to it in Section 11.4.
      -----------

     "Insurance Company Subsidiary" means a Subsidiary of the Borrower which is
      ----------------------------
a licensed insurance company.

     "Interest Payment Date" means the last day of each Interest Period.
      ---------------------

     "Interest Period" means, with respect to any Bridge Loan and subject to
      ---------------
Section 2.8(a), (a) the period beginning on the Disbursement Date and ending on the day numerically corresponding to the Closing Date in the first month next following such Disbursement Date (or, if such Disbursement Date falls on the Closing Date, the third month next following such Disbursement Date) and (b) each subsequent period beginning on the last day of the next preceding Interest Period and ending on the day numerically corresponding to the first day of such Interest Period in either (i) the third month thereafter, if such last day falls on the day numerically corresponding to the Closing Date in the third or sixth month next following the Closing Date or (ii) the first month thereafter, in any other case.

     "Interest Rate Determination Date" means, with respect to any Interest
      --------------------------------
Period, the second Business Day prior to the first Business Day of such Interest Period.

     "Interest Rate Protection Agreement" of any Person means any interest rate
      ----------------------------------
protection agreement (including, without limitation, interest rate swaps, caps, floors, collars, derivative instruments and similar agreements), and/or other types of interest hedging agreements in support of the Borrower's business and not of a speculative nature.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
      ---------------------
from time to time, and any successor code or statute.

     "Investment Securities" means "securities" classified as "trading
      ---------------------
securities" or "available-for-sale securities" for purposes of FAS115, in each case within the meaning of FAS115.

     "IPC Mutual Holdings, Ltd." means IPC Mutual Holdings Ltd., a corporation
      -------------------------
organized under the laws of Bermuda and a direct Wholly Owned Subsidiary of the Guarantor.

     "IPC Pledged Shares" means all the shares of Capital Stock (other than the
      ------------------
IPC Preferred Shares) of IPC Mutual Holdings Ltd., as described in Schedule 10.1-D hereto.

     "IPC Preferred Shares" means the non-voting redeemable shares of Preferred
      --------------------
Stock of IPC Mutual Holdings, Ltd. which are issued from time to time solely in connection with insurance and reinsurance programs underwritten by Mutual Indemnity, Ltd, commonly known as the "insurance profit center", and which shares of Preferred Stock serve as a means by which, inter alia, underwriting
                                                     ----------
and investment gains, determined in accordance with an accompanying preferred shareholders agreement, are distributed to the preferred shareholder.

     "Laws" has the meaning assigned to it in Section 3.4.
      ----

     "Legion" means Legion Insurance Company, a Pennsylvania corporation and an
      ------
indirect Wholly Owned Subsidiary of the Borrower.

     "Legion Financial Corporation" means Legion Financial Corporation, a
      ----------------------------
Missouri corporation and a direct Wholly Owned Subsidiary of the Guarantor.

     "Legion Financial Corporation Pledged Shares" means all the shares of
     -------------------------------------------
Capital Stock of Legion Financial Corporation, as described in Schedule 10.1-B hereto.

     "Legion Pledged Shares" means all the shares of Capital Stock of Legion, as
      ---------------------
described in Schedule 10.1-A hereto.

     "Lender" has the meaning assigned to it in the Preamble of this Agreement.
      ------

     "LFC Collateral" means each of the following, whether now owned or
      --------------
hereafter acquired:

     (i) The Legion Pledged Shares and the certificates representing the Legion Pledged Shares;

     (ii) The Additional Shares with respect to Legion and the certificates representing the Additional Shares with respect to Legion;

     (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Legion Pledged Shares, Additional Shares with respect to Legion and other LFC Collateral;

     (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

     (v)   Cash and noncash proceeds of any and all of the foregoing.

     "LIBOR" means, with respect to any Bridge Loan for any Interest Period, an
      -----
interest rate per annum equal to the rate of interest appearing on Telerate Page 3750 (or any successor page) or if no such rate is available, the rate of interest determined by the Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/32 of one percentage point) at which Dollar deposits in immediately available funds in an amount approximately equal to the aggregate amount of such Bridge Loan, for a period equal to the applicable Interest Period, are offered to first-tier banks in the London interbank Euro-dollar market, at approximately 11:00 a.m., London time, on the Interest Rate Determination Date; provided, however, that for
                                  --------  -------
purposes of this definition only any Interest Period of less than one month shall be deemed to be an Interest Period of one month.

     "LIBOR (Reserve Adjusted)" means, for any Interest Period, the rate of
      -----------------------
interest per annum (rounded upward to the next 1/100th of 1%) determined by the Agent as follows:

               LIBOR         =                    LIBOR
                                  ----------------------------------------
        (Reserve Adjusted)        1.00 minus Eurodollar Reserve Percentage

     "Lien" has the meaning assigned to it in Section 3.4.
      ----

     "Loan Documents" means this Agreement, the Bridge Notes and the Engagement
      --------------
Letter.

     "Loan Party" means any of the Borrower, the Guarantor, each Pledgor and
      ----------
each Collateral Subsidiary.

     "Margin Stock"  has the meaning specified in Regulation U.
      ------------

     "Material Adverse Effect" means (i) a material adverse effect upon the
      -----------------------
business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or (ii) a material impairment of the ability of the Borrower to perform any material obligations under the Loan Documents or to consummate the Refinancing.

     "Material Subsidiary" means a Subsidiary of the Borrower which, as of the
      -------------------
last day of the most recently ended fiscal year, either held five percent (5%) or more of the consolidated total assets, or contributed five percent (5%) or more to the consolidated total revenues, of the Borrower and its consolidated Subsidiaries for the fiscal year ending on such date (or, in the case of any Subsidiary acquired or created during any fiscal year, which would have met either of such tests on a pro forma basis as of the last day of the preceding fiscal year).

     "Maturity Date" means the day numerically corresponding to the Closing Date
      -------------
in the ninth month thereafter (or, with respect to any Bridge Loan, such earlier date as the principal thereof shall become due and payable whether by voluntary or mandatory repayment, acceleration or otherwise).

     "MG Collateral" means each of the following, whether now owned or hereafter
      -------------
acquired:

     (A) The MG Collateral with respect to IPC Mutual Holdings, Ltd., which is comprised of:

              (i) The IPC Pledged Shares and the certificates representing the IPC Pledged Shares;

              (ii) The Additional Shares with respect to IPC Mutual Holdings, Ltd. and the certificates representing the Additional Shares with respect to IPC Mutual Holdings, Ltd.;

              (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the IPC Pledged Shares, Additional Shares with respect to IPC Mutual Holdings, Ltd. and other MG Collateral with respect to IPC Mutual Holdings, Ltd.;

              (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

              (v)   Cash and noncash proceeds of any and all of the foregoing;
     and

     (B) The MG Collateral with respect to Legion Financial Corporation, which is comprised of:

              (i) The Legion Financial Corporation Pledged Shares and the certificates representing the Legion Financial Corporation Pledged Shares;

              (ii) The Additional Shares with respect to Legion Financial Corporation and the certificates representing the Additional Shares with respect to Legion Financial Corporation;

              (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Legion Financial Corporation Pledged Shares, Additional Shares with respect to Legion Financial Corporation and other MG Collateral with respect of Legion Financial Corporation;

              (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

              (v)   Cash and noncash proceeds of any and all of the foregoing.

     "MH Preferred Shares" means the non-voting redeemable shares of Preferred
      -------------------
Stock of Mutual Holdings (Bermuda) Ltd. which are issued from time to time solely in connection with insurance and reinsurance programs underwritten by Mutual Indemnity (Bermuda) Ltd. and Mutual Indemnity (Guernsey) Ltd. commonly known as the "insurance profit center", and which shares of Preferred Stock serve as a means by which, inter alia, underwriting and investment gains,
                           ----------
determined in accordance with an accompanying preferred shareholders agreement, are distributed to the preferred shareholder.

     "MI Dublin Pledged Shares" means all the shares of Capital Stock of Mutual
      ------------------------
Indemnity (Dublin) Ltd. except the MIDL Director Share, as described in Schedule 10.1-E hereto.

     "MIDL Director Share" means the one share of Capital Stock of Mutual
      -------------------
Indemnity (Dublin) Ltd. that is not owned by the Borrower as of the date hereof.

     "MRM Collateral" means each of the following, whether now owned or
      --------------
hereafter acquired:

     (A) The MRM Collateral with respect to Mutual Indemnity (Dublin) Ltd., which is comprised of:

              (i) The MI Dublin Pledged Shares and the certificates representing the MI Dublin Pledged Shares;

              (ii) The Additional Shares with respect to Mutual Indemnity (Dublin) Ltd. and the certificates representing the Additional Shares with respect to Mutual Indemnity (Dublin) Ltd.;

              (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the MI Dublin Pledged Shares, Additional Shares with respect to Mutual Indemnity (Dublin) Ltd. and other MRM Collateral with respect to Mutual Indemnity (Dublin) Ltd.;

              (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

              (v)   Cash and noncash proceeds of any and all of the foregoing;
     and

     (B) The MRM Collateral with respect to Mutual Risk Management (Holdings) Ltd., which is comprised of:

              (i) The Mutual Risk Holdings Pledged Shares and the certificates representing the Mutual Risk Holdings Pledged Shares;

              (ii) The Additional Shares with respect to Mutual Risk Management (Holdings) Ltd. and the certificates representing the Additional Shares with respect to Mutual Risk Management (Holdings) Ltd.;

              (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Mutual Risk Holdings Pledged Shares, Additional Shares with respect to Mutual Risk Management (Holdings) Ltd. and other MRM Collateral with respect to Mutual Risk Management (Holdings) Ltd.;

              (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

              (v)   Cash and noncash proceeds of any and all of the foregoing.

     "MRMH Collateral" means each of the following, whether now owned or
      ---------------
hereafter acquired:

     (i) The Mutual Holdings Pledged Shares and the certificates representing the Mutual Holdings Pledged Shares;

     (ii) The Additional Shares with respect to Mutual Holdings (Bermuda) Ltd. and the certificates representing the Additional Shares with respect to Mutual Holdings (Bermuda) Ltd.;

     (iii) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Mutual Holdings Pledged Shares, Additional Shares with respect to Mutual Holdings (Bermuda) Ltd. and other MRMH Collateral;

     (iv) All other rights and privileges relating to the property described in clauses (i), (ii) and (iii) above (including, without limitation, voting rights); and

     (v)   Cash and noncash proceeds of any and all of the foregoing.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA to which the Borrower, its Subsidiaries or any of their respective ERISA Affiliates is making or is accruing an obligation to make contributions or has within the preceding six years made or accrued an obligation to make contributions.

     "Multiple Employer Plan" means a "single employer plan" as defined in
      ----------------------
Section 4001(a)(15) of ERISA that (i) is or was sponsored, maintained or contributed to by the Borrower, its Subsidiaries or any of their respective ERISA Affiliates and at least one Person other than the Borrower, its Subsidiaries or their respective ERISA Affiliates or (ii) was so sponsored, maintained or contributed to and in respect of which the Borrower, its Subsidiaries or such ERISA Affiliates could incur liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Mutual Holdings (Bermuda) Ltd." means Mutual Holdings (Bermuda) Ltd., a
      ------------------------------
Bermuda corporation and a direct Wholly Owned Subsidiary of Mutual Risk Management (Holdings) Ltd.

     "Mutual Holdings Pledged Shares" means all the shares of Capital Stock
      ------------------------------
(other than the MH Preferred Shares) of Mutual Holdings (Bermuda) Ltd., as described in Schedule 10.1-C hereto.

     "Mutual Indemnity (Dublin) Ltd." means Mutual Indemnity (Dublin) Ltd., an
      ------------------------------
Irish corporation and a direct Subsidiary of the Borrower.

     "Mutual Risk Holdings Pledged Shares" means all the shares of Capital Stock
      -----------------------------------
of Mutual Risk Management (Holdings) Ltd., as described in Schedule 10.1-F hereto.

     "Mutual Risk Management (Holdings) Ltd." means Mutual Risk Management
      --------------------------------------
(Holdings) Ltd., a Bermuda corporation and a direct Wholly Owned Subsidiary of Mutual Risk Management Ltd.

     "Net Cash Proceeds" means (i) with respect to any issuance or sale of
      -----------------
Capital Stock or Indebtedness, the proceeds of such issuance or sale in the form of cash or Cash Equivalents net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and (ii) with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents received by the Borrower or any of its Subsidiaries from such Asset Sale, net of (1) reasonable out-of-pocket expenses and fees relating to such Asset Sale

(including, without limitation, legal, accounting and investment banking fees and sales commissions); (2) taxes paid or payable in respect of such Asset Sale after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements; (3) repayment of Indebtedness secured by a Lien permitted hereunder that is required to be repaid in connection with such Asset Sale; and (4) appropriate amounts to be provided by the Borrower or such Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Borrower or such Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

     "Obligations" means all obligations of every nature of the Borrower and the
      -----------
Guarantor from time to time owed to the Lenders and the Agent under the Loan Documents, whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

     "Offer Payment Date" has the meaning assigned to it in Section 2.12.
      ------------------

     "Officer" means, with respect to any Person, the President, an Executive
      -------
Vice President, the Chief Operating Officer, a Senior Vice President, the General Manager, the Chief Financial Officer, the Treasurer or the Secretary of such Person (or, in the case of Mutual Indemnity (Dublin) Ltd., a Director).

     "Officers' Certificate" means a certificate signed by two Officers.
      ---------------------

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
agency.

     "Pension Plan" means a Single Employer Plan or a Multiple Employer Plan.
      ------------

     "Permitted Business" means (i) with respect to the Borrower, the business
      ------------------
of acting as a holding company the only material assets of which are listed in
Schedule 3.10 and (ii) with respect to any of the Borrower's Subsidiaries, the business carried on by such Subsidiary on the Closing Date; it being understood that the term "Permitted Business" shall include the business of any Person acquired by the Borrower or any of its Subsidiaries subsequent to the Closing Date which is engaged in the same or a substantially similar business as the business carried on by the Borrower or such Subsidiary on the Closing Date.

     "Permitted Liens" means (i) Liens described on Schedule 6.3; (ii) Purchase
      ---------------
Money Liens; (iii) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided, that such Lien attaches only to such asset and that such
            --------
Lien attaches to such asset concurrently with or within ninety (90) days after the acquisition thereof; (iv) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary of the Borrower and not created in contemplation of such event; (v) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary of the Borrower and not created in contemplation of such event; (vi) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary of the Borrower and not created in contemplation of such acquisition; (vii) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses, provided that such Indebtedness is not increased and is not secured by any additional assets; (viii) Liens arising in the ordinary course of business of the Borrower and its Subsidiaries (including Liens arising in the ordinary course of the insurance business of the Borrower and its Subsidiaries) which do not secure Indebtedness and do not in the aggregate materially detract from or impair the use or value of the asset or assets subject thereto; (ix) Liens on cash and cash equivalents securing obligations under Derivative Agreements entered into for bona fide hedging purposes as long as the aggregate amount of cash and Cash Equivalents subject to such Liens does not at any time exceed $10,000,000; (x) any Liens on securities securing repurchase obligations of the Borrower or a Subsidiary relating to those securities as long as such Liens arise in the ordinary course of business and as long as such Liens are in amounts and otherwise are on terms consistent with then existing practices in the repurchase agreement market; (xi) any Liens on securities or cash of any Insurance Company Subsidiary which secure its obligations as a reinsurer; and (xii) any Liens not otherwise permitted by the foregoing clauses securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $10,000,000. Notwithstanding the foregoing, no Lien on the Collateral other than the security interest created hereunder in favor of the Agent for the benefit of the Lenders shall be a Permitted Lien for purposes hereof.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Pledged Securities" has the meaning set forth in Section 10.2.
      ------------------

     "Pledged Shares" means the IPC Pledged Shares, the Legion Pledged Shares,
      --------------
the Legion Financial Corporation Pledged Shares, the Mutual Indemnity Dublin Pledged Shares, the Mutual Holdings Pledged Shares and the Mutual Risk Holdings Pledged Shares, collectively.

     "Pledgor" means any of the following:
      -------

     (i) the Borrower with respect to the MRM Collateral;

     (ii) the Guarantor with respect to the MG Collateral;

     (iii) Legion Financial Corporation with respect to the LFC Collateral; and

     (iv) Mutual Risk Management (Holdings) Ltd. with respect to the MRMH Collateral.

     "Preferred Stock" of any Person means any Capital Stock of such Person that
      ---------------
has preferential rights over any other Capital Stock of such Person with respect to dividends, distributions or redemptions or upon liquidation.

     "Property" means, with respect to any Person, any interest of such Person
      --------
in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

     "Purchase Money Lien" means (i) any mortgage, pledge, hypothecation, lien,
      -------------------
encumbrance, charge or security interest of any kind upon any capital stock of any Insurance Company Subsidiary of the Borrower acquired after the date hereof, if such purchase money lien is given for the purpose of financing, and does not exceed, the cost to the Borrower or any Subsidiary of acquiring the capital stock or property of the acquired Insurance Company Subsidiary and such financing is effected concurrently with, or within six months after, the date of such acquisition, and (ii) any extension, renewal or refinancing of any such Purchase Money Lien as long as the principal amount of obligations secured thereby does not exceed the principal amount of obligations secured immediately prior to such extension, renewal or refinancing.

     "Qualified Indebtedness" means, without duplication, (a) securities
      ----------------------
evidencing Indebtedness of the Borrower, provided that the terms of any such security (i) permit the deferral of principal and interest payments for a period of up to five years (but not beyond the maturity date), as elected by the Borrower, (ii) have a maturity for payment of principal of not less than ten
(10) years after the date of issuance, and (iii) include provisions making such security expressly subordinate to all other Indebtedness of the Borrower; (b) preferred securities issued by a Subsidiary of the Borrower, the sole purpose of which is to issue such preferred securities and invest the proceeds thereof in securities of the type described in clause (a) above, and which preferred securities are payable solely out of the proceeds of payments on account of such securities; and (c) the obligations recorded on the consolidated balance sheet of the Borrower and its Subsidiaries with respect to securities of the type described in clause (a) above and preferred securities of the type described in clause (b) above.

     "Quarterly Statement" means, with respect to any Insurance Company
      -------------------
Subsidiary, the statutory quarterly financial statement of such Insurance Company Subsidiary as is required to be filed with the applicable Governmental Authority of its state of domicile, with all exhibits and schedules filed therewith.

     "Refinancing" means the offering and sale by the Borrower or any of its
      -----------
Subsidiaries of Refinancing Securities pursuant to the Engagement Letter.

     "Refinancing Fee" means an amount equal to 1.0% of the aggregate amount of
      ---------------
the Bridge Loan Commitment; provided, that, solely for purposes of Section
                            --------
2.12(d), the term "Refinancing Fee," on any prepayment date pursuant to Section
                   ---------------
2.12(d), shall mean an amount equal to 1.0% of the aggregate amount of the Bridge Loans prepaid on such prepayment date.

     "Refinancing Securities" means debt securities or Capital Stock issued by
      ----------------------
the Borrower or any of its Subsidiaries in connection with the Refinancing the proceeds of which are to be used to repay the Bridge Loans in full.

     "Regulation U" means Regulation U of the FRB, as in effect from time to
      ------------
time.

     "Required Lenders" means the Lender or Lenders holding at least 66-2/3% of
      ----------------
the aggregate outstanding principal amount of all Bridge Loans then outstanding.

     "SAP" means, with respect to any Insurance Company Subsidiary, the
      ---
accounting practices and procedures required to be complied with by such Insurance Company Subsidiary under the statutes of its state of domicile and under the rules and regulations of the applicable Governmental Authority of that state.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Single Employer Plan" means a "single-employer plan," as defined in
      --------------------
Section 4001(a)(15) of ERISA, that (i) is or was sponsored, maintained or contributed to by the Borrower any of its Subsidiaries or any of their respective ERISA Affiliates and no Person other than the Borrower any of its Subsidiaries or any of their respective ERISA Affiliates or (ii) was so sponsored, maintained or contributed to by and in respect of which such Borrower, its Subsidiaries or their respective ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Stockholders' Equity" means, with respect to the Borrower and its
      --------------------
Subsidiaries at any date, the stockholders' equity of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, that, for purposes hereof, Stockholders' Equity shall be determined
--------
without regard to the requirements of FAS115; and provided, further, that for
                                              --- --------  -------
purposes hereof the amount of goodwill and other intangible assets reflected in determining Stockholders' Equity shall be the lesser of (i) the amount shown as goodwill and other intangible assets on the most recent audited or unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries and
(ii) $55,000,000.

     "Subsidiary" means, in respect of any Person, any corporation, association,
      ----------
partnership or other business entity of which more than 50% of the total voting power of the Voting Stock is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

     "Tax Return" means a report, return or other information (including any
      ----------
amendments) required to be supplied with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Borrower or any Subsidiary.

     "Taxes" means any present or future taxes, assessments, fees, levies,
      -----
imposts, duties, deductions, liabilities, withholdings or other charges of any nature whatsoever, including interest, penalties and additions thereto from time to time or at any time imposed by any Law or any tribunal.

     "Transactions" means the execution, delivery and performance of the Loan
      ------------
Documents and the issuance or incurrence of the Bridge Loans, the Bridge Notes and the Guarantee pursuant to the Loan Documents.

     "UCC" means the Uniform Commercial Code, as in effect from time to time in
      ---
the State of New York.

     "Voting Stock" of a Person means all classes of Capital Stock or other
      ------------
interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

     "Wholly Owned Subsidiary" means a Subsidiary, all the Capital Stock of
      -----------------------
which (other than directors' qualifying shares) is owned by the Borrower or one or more Wholly Owned Subsidiaries.

            SECTION 1.2. Rules of Construction. Unless the context otherwise
                         ---------------------
requires:

     (i)    a term has the meaning assigned to it herein;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (iii) the term "principal" with respect to any Bridge Loan or Bridge Note includes any premium payable with respect thereto;

     (iv)   "or" is not exclusive;

     (v)    "including" means including without limitation;

     (vi) words in the singular include the plural and words in the plural include the singular;

     (vii) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

     (viii) section references refer to Sections of this Agreement unless otherwise indicated;

     (ix) the headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement; and

     (x) any reference to this Agreement hereunder shall mean this Credit Agreement, as the same may be modified, amended or supplemented.

                                  SECTION 2.

      AMOUNT AND TERMS OF BRIDGE LOAN COMMITMENT AND LOANS; BRIDGE NOTES

            SECTION 2.1. Bridge Loan Commitment. (a) Subject to the terms and
                         ----------------------
conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties herein set forth, PSCC hereby agrees to make Bridge Loans to the Borrower from time to time in an aggregate principal amount not exceeding $250,000,000 (the "Bridge Loan Commitment"). Following any sale, transfer or negotiation by PSCC pursuant to Section 11.2 hereof of any portion of the Bridge Loan Commitment to one or several new Lenders, the terms "Bridge Loan Commitment," individually, and "Bridge Loan Commitments," collectively, as used herein, shall refer to the commitment of each of PSCC and such new Lender or Lenders to make its pro rata portion of each Bridge Loan to the Borrower pursuant to this Section 2.

     (b) This Agreement will not be in the nature of a revolving credit facility, and amounts borrowed and repaid hereunder at any time may not be reborrowed.

          SECTION 2.2.  Procedure for Borrowing. (a) The Borrower may request a
                        -----------------------
Bridge Loan hereunder by a notice substantially in the form set forth in Exhibit B, with all blank spaces appropriately completed in compliance with Section 2.2(b), specifying the aggregate principal amount of the Bridge Loan to be made on the applicable Disbursement Date, which shall be $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be an amount which, when taken together with all other Bridge Loans made hereunder prior to such Disbursement Date, shall not exceed the Bridge Loan Commitment. The notice must be given to the Agent not later than 11:00 a.m. (New York City time) on the third Business Day before such Disbursement Date.

     (b) A notice of borrowing pursuant to this Section 2.2 shall specify the Disbursement Date and the account to which the Borrower wishes the proceeds of the Bridge Loan to be credited. The Disbursement Date so specified must be a Business Day on or before the termination of the Bridge Loan Commitment, except any day in the period from December 28, 1999 through January 3, 2000 during which the Borrower may not request a Bridge Loan hereunder. The giving of a notice as provided in this Section 2.2 shall constitute the Borrower's irrevocable commitment to borrow an amount equal to the Bridge Loan specified therein on such Disbursement Date.

          SECTION 2.3.  Disbursement of Funds. No later than 3:00 p.m. (New York
                        ---------------------
time) on the relevant Disbursement Date, each Lender will make available its pro rata share of the Bridge Loan requested to be made on such date in the manner provided below. All amounts shall be made available to the Agent in Dollars and immediately available funds by deposit to the Agent's account specified in
Section 2.8(b) and the Agent promptly will make available to the Borrower by depositing to its account specified pursuant to Section 2.2(b) the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Lender prior to such Disbursement Date that such Lender does not intend to make available to the Agent its pro rata share of the Bridge Loan to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made available same to the Borrower, the Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) if paid by such

Lender, the overnight Federal Funds Rate or (y) if paid by the Borrower, the then applicable rate of interest on the relevant Bridge Loan.

          SECTION 2.4.  Bridge Notes. The Borrower shall execute and deliver to
                        ------------
each Lender on the Disbursement Date such Lender shall first contribute to a Bridge Loan hereunder a note substantially in the form of Exhibit A and with appropriate insertions, to evidence the date and such Lender's pro rata portion of each Bridge Loan, and each payment of principal, interest or other amounts due under the Loan Documents (a "Bridge Note"). Each Lender is hereby authorized to endorse on the schedule attached to the Bridge Note held by such Lender (or on a continuation of any such schedule attached to any such Bridge Note and made a part thereof) an appropriate notation evidencing the date and its pro rata portion of each Bridge Loan, and each payment of principal, interest or other amounts due under the Loan Documents, in respect thereof. Such schedule shall, absent manifest error, constitute prima facie evidence of the accuracy of the information contained therein. The failure of any Lender to make a notation on the schedule to the Bridge Note held by such Lender as aforesaid or the making of an incorrect notation by any Lender shall not affect the obligations of the Loan Parties hereunder or under any of the Bridge Notes or any other Loan Document in any respect.

          SECTION 2.5.  Termination of Bridge Loan Commitment. The Bridge Loan
                        -------------------------------------
Commitment hereunder shall terminate at 5:00 p.m. (New York City time) on the day numerically corresponding to the Closing Date in the sixth month thereafter.

          SECTION 2.6.  Pro Rata Borrowings. The Bridge Loans made under this
                        -------------------
Agreement shall be made by the Lenders pro rata on the basis of their respective Bridge Loan Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make its portion of any Bridge Loan hereunder and that each Lender shall be obligated to make its portion of any Bridge Loan hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

          SECTION 2.7.  Interest. (a)  Each Bridge Loan shall bear interest on
                        --------
the unpaid principal amount thereof during each Interest Period, from and including the first day of that Interest Period to but excluding the last day thereof, at a rate per annum equal to the Applicable Interest Rate for each Interest Period.

     (b) Any principal payments on any Bridge Loan not paid when due and, to the extent permitted by applicable law, any interest payment on any Bridge Loan not paid when due, in each case whether at stated maturity, by notice of redemption, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the rate of interest otherwise payable under this Agreement.

     (c) Interest on each Bridge Loan shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.

     (d) Interest shall be payable with respect to each Bridge Loan, in arrears, on each Interest Payment Date, commencing on the first Interest Payment Date following the Disbursement Date with respect to such Bridge Loan.

          SECTION 2.8.  Making of Payments. (a)  Any payment stated to be due in
                        ------------------
respect of any Bridge Loan, and any Interest Period stated to end, on a given day in a specified month shall instead be made or end (as the case may be) (i) if there is no such day in that month, on the last Business Day of that month or
(ii) if that day is not a Business Day, on the following Business Day, unless that following Business Day falls in a different calendar month, in which case that payment shall be made or that Interest Period shall end (as the case may be) on the preceding Business Day.

     (b) Each payment by the Borrower or the Guarantor under this Agreement or the Bridge Notes shall be made in Dollars, by deposit in funds settled through the New York Clearing House Interbank Payments System or such other same-day funds as the Agent may at the time determine to be customary for the settlement in New York City of international banking transactions denominated in Dollars, by 11:00 a.m. New York City time on the date such payment is due, to the Agent's account No. JLA111569PPC (Reference: Mutual Risk Management Ltd.), ABA Number:
02100018, maintained at The Bank of New York, 80 Broadway, New York, New York 10292, or to any other account in New York City designated by the Agent by notice to the Borrower and the Guarantor.

          SECTION 2.9.  No Setoff, Counterclaim or Withholding; Gross-Up. (a)
                        ------------------------------------------------
Each payment by the Borrower or the Guarantor under this Agreement or the Bridge Notes shall be made without setoff or counterclaim and without withholding on account of any present or future Taxes imposed by or within Bermuda or any political subdivision or taxing authority thereof or therein or any other jurisdiction from or through which the Borrower or the Guarantor makes payment hereunder; provided, however, that, if such Taxes are required to be withheld or
           --------  -------
deducted from any such payment, the Borrower or the Guarantor shall make such withholding or deduction, make payment of the amount withheld or deducted to the appropriate Governmental Authority and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Agent free and clear of such Taxes is equal to the amount that such Lender or the Agent (as the case may be) would have received had no such Taxes been withheld or deducted; and provided, further, that no such additional
                               --------  -------
amounts shall be payable in respect of (i) in the case of each Lender and the Agent, any Taxes imposed on its net income and franchise Taxes imposed on it by the jurisdiction under the laws of which such Person is organized (unless such Taxes are imposed solely because the payment was made by a Guarantor and would not have been imposed had such payment instead been made by the Borrower) or
(ii) any Taxes imposed on a payee by reason of such payee's failure or inability to comply with the provisions of Section 11.2(e) of this Agreement. All such Taxes shall be paid by the Borrower or the Guarantor prior to the date on which penalties attach thereto or interest accrues thereon; provided, however, that,
                                                      --------  -------
if any such penalties or interest become due, the Borrower or the Guarantor shall make prompt payment thereof to the appropriate Governmental Authority. If the Agent or any Lender pays any amount in respect of such Taxes, penalties or interest, the Borrower or the Guarantor shall reimburse the Agent or such Lender in Dollars for such payment on demand together with interest thereon from and including the date of payment to but excluding the date of reimbursement at a rate per annum equal to the then applicable rate of interest on the relevant Bridge Loan. If the Borrower or the Guarantor pays any such Taxes, penalties or interest, it shall deliver official tax receipts evidencing such payment or certified copies thereof to the Agent on or before the thirtieth day after payment.

     (b) The Lender agrees to comply with any certification, identification, information, documentation or other reporting requirement if (i) such compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or reduction in the rate of, deduction or withholding of any Taxes for which the Borrower is required to pay additional amounts pursuant to Section 2.9(a) hereof and (ii) at least 30 days prior to the first Payment Date with respect to which the Borrower shall apply this clause
(b), the Borrower shall have notified the Lender that the Lender will be required to comply with such requirement, provided, however, that the exclusion
                                          --------  -------
set forth in this clause (b) shall not apply in respect of any certification, identification, information, documentation or other reporting requirement if such requirement would be materially more onerous, in form, in procedure or in the substance of information disclosed, to the Lender than comparable information or other reporting requirements imposed under U.S. tax law, regulation and administrative practice (such as IRS Forms 1001, W-8 and W-9).

     (c) The Borrower shall pay any present or future documentary, transfer or stamp Taxes or any other excise or property Taxes, charges or similar levies, and any penalties, additions to Tax or interest that may be due with respect thereto, that may be imposed by any jurisdiction in connection with this Agreement or the Bridge Notes. If the Agent or any Lender pays any amount in respect of any such taxes, duties, levies, penalties or interest, the Borrower shall reimburse the Agent or such Lender for such payment in Dollars on demand, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at a rate per annum equal to the then applicable rate of interest on the relevant Bridge Loan.

          SECTION 2.10. Increased Costs and Reduction of Return. (a) If any
                        ---------------------------------------
Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of LIBOR (Reserve Adjusted)) in or in the interpretation of any Law or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Bridge Loans, then the Borrower shall be liable for, and shall from time to time upon demand (with a copy of such demand to be sent to the Agent) pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased cost.

     (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation controlling such Lender with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Bridge Loan Commitment or Bridge Loans, then the Borrower shall be liable for, and shall from time to time upon demand (with a copy of such demand to be sent to the Agent) pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increase.

          SECTION 2.11. Illegality. If any Lender determines at any time that
                        ----------
any Law or treaty or any change therein or in the interpretation or application thereof makes or will make it unlawful for such Lender to fulfill its commitment pursuant to Section 2.1 to maintain a Bridge Loan or to claim or receive any amount payable to it hereunder, such Lender shall give notice of such determination to the Borrower, whereupon the obligations of such Lender hereunder shall terminate. If any such notice is given after the disbursement of any Bridge Loans, the Borrower shall prepay the Bridge Loans of such Lender in full on the Interest Payment Date next succeeding the date such notice is given (or on such earlier date as such Lender determines and certifies to be necessary in order to enable it to comply with such Law, treaty or change), without premium or Refinancing Fee but together with interest accrued to the date of prepayment on such Bridge Loans and all other amounts then payable to such Lender by the Borrower hereunder.

          SECTION 2.12. Repayment; Prepayments. (a)  All Bridge Loans shall
                        ----------------------
mature and the Borrower shall pay in full the outstanding principal amount thereof and accrued interest thereon on the Maturity Date; provided, that if the
                                                           --------
Borrower does not effect such repayment by means of the Refinancing in accordance with the provisions of Section 5.8 hereof, the Borrower shall pay to PSI on the Maturity Date an amount equal to (i) the Refinancing Fee less (ii) the aggregate amount of any Refinancing Fees paid to PSI pursuant to paragraph
(d) of this Section 2.12 on or prior to the Maturity Date.

     (b) The Borrower may at any time and from time to time, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to the Agent, prepay the outstanding principal amount of the Bridge Loans, in whole but not in part. Such notice shall constitute the Borrower's irrevocable commitment to prepay the full outstanding principal amount of the Bridge Loans on that date, together with accrued and unpaid interest on such amount to but excluding such prepayment date; provided, that the Borrower shall pay to PSI on
                                --------
such prepayment date an amount equal to (i) the Refinancing Fee less (ii) the aggregate amount of any Refinancing Fees paid to PSI pursuant to paragraph (d) of this Section 2.12 on or prior to such prepayment date.

     (c) Concurrently with the receipt by the Borrower or any of its Subsidiaries of any capital contribution or proceeds from any sale or issuance of Capital Stock or Indebtedness by the Borrower or such Subsidiary subsequent to the Closing Date (other than the proceeds of any issuance of Capital Stock pursuant to employee or director stock option plans the aggregate amount of which, together with the aggregate amount of any such issuances subsequent to the Closing Date, does not exceed $5,000,000), the Borrower shall apply, or cause such Subsidiary to apply, the Net Cash Proceeds thereof to prepay Bridge Loans in a principal amount equal to the lesser of such Net Cash Proceeds and the aggregate amount of the Bridge Loans then outstanding, together with any accrued and unpaid interest thereon to but excluding the prepayment date; provided, that if such Capital Stock or Indebtedness does not constitute
--------
Refinancing Securities, the Borrower shall pay to PSI on such prepayment date an amount equal to (i) the Refinancing Fee less (ii) the aggregate amount of any Refinancing Fees paid to PSI pursuant to paragraph (d) of this Section 2.12 on or prior to such prepayment date.

     (d) Concurrently with the receipt by the Borrower or any of its Subsidiaries of any proceeds from any Asset Sale subsequent to the Closing Date, the Borrower shall, or shall cause such Subsidiary to, apply the Net Cash Proceeds thereof to prepay Bridge Loans in a principal amount equal to the lesser of such Net Cash Proceeds and the aggregate amount of the Bridge Loans then outstanding, together with any accrued and unpaid interest thereon to but excluding such prepayment date; provided, that the Borrower shall pay a
                                --------
Refinancing Fee to PSI on such prepayment date; and provided, further, that the
                                                    --------  -------
Borrower may defer a mandatory prepayment pursuant to this paragraph until there is an aggregate amount of unapplied Net Cash Proceeds from one or more Asset Sales equal to or in excess of $1,000,000, at which time the entire amount of unapplied Net Cash Proceeds, and not just the amount in excess of $1,000,000, shall be applied pursuant to this paragraph. Concurrently with the consummation of any such Asset Sale, the Borrower shall deliver to the Agent an Officer's Certificate demonstrating the derivation of Net Cash Proceeds from the gross sales price of such Asset Sale.

     (e) The Borrower shall notify the Agent of any prepayment to be made pursuant to paragraph (c) or (d) of this Section 2.12 at least three Business Days prior to the prepayment date.

     (f)  Any partial prepayment pursuant to paragraph (c) or (d) of this
Section 2.12 shall be allocated pro rata among the Bridge Loans at the time outstanding in proportion, subject to such rounding as may be determined by the Agent, to the respective unpaid principal amounts of such Bridge Loans.

          SECTION 2.13. Mandatory Offer to Purchase Bridge Notes. (a)  Upon the
                        ----------------------------------------
occurrence of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Borrower shall, if the Lenders so request, offer to purchase (the "Change of Control Offer") all of the Bridge Notes at a purchase price equal to 101.0% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the date of purchase (it being understood that no Refinancing Fee shall be payable by the Borrower in connection with such purchase).

     (b) The notice to the Agent shall contain all instructions and materials necessary to enable the Lenders to tender Bridge Notes.

     (c) Within 30 days following any Change of Control the Borrower shall mail a notice to the Agent stating:

               (A) that the Change of Control Offer is being made pursuant to this Section 2.13 and that all Bridge Notes validly tendered will be accepted for payment;

               (B) the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed (the "Offer Payment Date");

               (C) that any Bridge Note not tendered will continue to accrue interest;

               (D) that any Bridge Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Offer Payment Date unless the Borrower shall default in the payment of the repurchase price of the Bridge Notes;

               (E) that if a Lender elects to have a Bridge Note purchased pursuant to the Change of Control Offer it will be required to surrender the Bridge Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Bridge Note completed, to the Borrower prior to 5:00 p.m. New York time on the Offer Payment Date;

               (F) that a Lender will be entitled to withdraw its election if the Borrower receives, not later than 5:00 p.m. New York time on the Business Day preceding the Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the principal amount of Bridge Notes such Lender delivered for purchase, and a statement that such Lender is withdrawing its election to have such Bridge Note purchased; and

               (G) that if Bridge Notes are purchased only in part, new Bridge Notes of the same type will be issued in principal amount equal to the unpurchased portion of the Bridge Notes surrendered.

     (d) On or before the Offer Payment Date, the Borrower shall (i) accept for payment Bridge Notes or portions thereof which are to be purchased in accordance with the above, and (ii) deposit with the Agent Dollars sufficient to pay the purchase price of all Bridge Notes to be purchased. The Agent shall promptly mail to the Lenders whose Bridge Notes are so accepted payment in an amount equal to the purchase price.

     (e) The Borrower shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Bridge Notes pursuant to an offer hereunder. To the extent the provisions of any securities laws or regulations conflict with the provisions under this Section, the Borrower shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

          SECTION 2.14. Security for the Loan. The Bridge Notes and the
                        ---------------------
Borrower's Obligations shall be secured by first priority Liens on the Collateral in favor of the Agent for the benefit of the Lenders, as provided herein.

                                  SECTION 3.

                        REPRESENTATIONS AND WARRANTIES

     The Loan Parties, jointly and severally, hereby represent and warrant as of the date hereof as follows:

          SECTION 3.1.  Good Standing and Authority. Each of the Borrower and
                        ---------------------------
its Subsidiaries is duly organized and validly existing and (other than with respect to Mutual Indemnity (Dublin) Ltd., given the inapplicability thereof under Irish law) in good standing under the laws of its jurisdiction of incorporation. Each of the Borrower and its Subsidiaries has the corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted following the consummation of the Transactions, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which it is doing business and is proposed to be doing business following the consummation of the Transactions, except where failure to be so qualified or in good standing, singly or in the aggregate, would not have a Material Adverse Effect.

          SECTION 3.2.  Stock Duly Authorized and Issued.
                        --------------------------------

     (a) The Capital Stock of each of the Borrower and its Subsidiaries is duly authorized, validly issued and fully paid and nonassessable.

     (b) All of the outstanding shares of Capital Stock of the Guarantor and Mutual Holdings (Bermuda) Ltd. (other than the MH Preferred Shares) are beneficially owned directly by Mutual Risk Management (Holdings) Ltd., free and clear of any Liens. All of the outstanding shares of Capital Stock of Mutual Risk Management (Holdings) Ltd. and Mutual Indemnity (Dublin) Ltd. (other than the MIDL Director Share) are beneficially owned directly by the Borrower, free and clear of any Liens. All of the outstanding shares of Capital Stock (other than the IPC Preferred Shares) of IPC Mutual Holdings, Ltd. and Legion Financial Corporation are beneficially owned directly by the Guarantor, free and clear of any Liens. All of the outstanding shares of Capital Stock of Legion are beneficially owned directly by Legion Financial Corporation, free and clear of any Liens.

     (c) There are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of Capital Stock of the Borrower or its Subsidiaries, except as disclosed in the applicable filings of the Borrower with the SEC.

          SECTION 3.3.  Loan Documents Authorized, etc. Each of the Loan
                        -------------------------------
Documents and each other document or instrument to be delivered in connection therewith has been duly authorized by all necessary action of each Loan Party that is a party thereto; each of this Agreement and the other Loan Documents and each other document or instrument to be executed and delivered in connection herewith or therewith on or prior to the date hereof has been duly executed and delivered by each Loan Party that is a party hereto or thereto and constitutes, and each of the Loan Documents and each other document or instrument to be executed and delivered in connection therewith by such Loan Party that is a party thereto after the date hereof will constitute upon its execution and delivery, the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

          SECTION 3.4.  No Consents; No Conflicts. The execution, delivery and
                        -------------------------
performance of the Loan Documents, and the consummation of the transactions contemplated or described therein (including, without limitation, the issuance and performance of the Guarantee by the Guarantor, the creation of the security interests granted by the Pledgors hereunder in favor of the Agent for the benefit of the Lenders and the exercise of any rights or remedies specified in
Section 10 with respect thereto and the Refinancing) do not and will not (i) require the consent, approval, authorization, registration or qualification of or with any Governmental Authority

(including, without limitation, any insurance authority, commission or other insurance regulatory body), except that (A) the approval of a Form A filing by the Department of Insurance of the State of Pennsylvania shall be required before the Agent or the Lenders can exercise their rights and remedies with respect to the LFC Collateral pursuant to Section 10 hereof upon the occurrence and during the continuance of an Event of Default, and (B) prior to the security interest in the shares of Mutual Indemnity (Dublin) Ltd. being enforced, an application for a clearance from the Irish Minister for Enterprise, Trade and Employment pursuant to the Irish Mergers, Take-Overs and Monopolies (Control) Act, 1978 is likely to have to be made and the consent of the Irish Department of Finance will be required, (ii) violate any statute, law, rule, regulation, order, judgment or decree (singly, "Law" and collectively, "Laws") applicable to the Borrower or any of its Subsidiaries of any court, Governmental Authority, arbitrator or other authority having jurisdiction over the Borrower or such Subsidiary or any of their respective properties, (iii) conflict with, result in a breach or violation of or constitute a default under the certificate of incorporation and by-laws or similar organizational documents of the Borrower or any of its Subsidiaries or any indenture, mortgage, deed of trust, contract, undertaking, loan agreement, lease or other agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties are bound ("Contracts") or (iv) result in or require the creation or imposition of any mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing ("Lien").

          SECTION 3.5.  Financial Information Complete. The financial statements
                        ------------------------------
delivered pursuant to paragraph (7) of Section 4.1(a), including the related schedules and notes thereto, have been prepared in accordance with GAAP and are complete and correct and fairly present in all material respects the assets, liabilities and financial position of the Borrower and its consolidated Subsidiaries as at such dates, and the results of operations and changes of financial position for the periods then ended. The Borrower and its consolidated Subsidiaries have no debt, obligation or other forward or long-term commitment required to be reflected in the foregoing financial statements or in the notes thereto which is not fairly reflected in all material respects therein.

          SECTION 3.6.  No Material Adverse Change. From and after September 30,
                        --------------------------
1999, there has been no material adverse change in the business, properties, operations, condition (financial or otherwise), results of operations or prospects, of the Borrower or any of its Subsidiaries and no event has occurred or condition arisen that would have a Material Adverse Effect.

          SECTION 3.7.  Accuracy and Completeness of Information. (a) No written
                        ----------------------------------------
information, written statements, reports and other papers and data produced by or on behalf of the Borrower or any of its Subsidiaries and furnished to the Agent in connection with the Transactions (including, without limitation, any statement or report filed by the Borrower with the SEC under the Exchange Act) taken as a whole contain or will contain any untrue statement of fact material to the creditworthiness of the Borrower or any of its Subsidiaries or omit or will omit to state a material fact necessary in order to make the statements contained therein not misleading in the circumstances in which made.

     (b) The Borrower is not aware of any fact with respect to the Borrower or any of its Subsidiaries or the Transactions that would have a Material Adverse Effect that has not been previously disclosed to the Lenders.

          SECTION 3.8.  Internal Accounting. Each of the Borrower and its
                        -------------------
Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          SECTION 3.9.  No Insolvency. As of the date hereof and after giving
                        -------------
effect to the consummation of the Transactions:

     (a) The aggregate value of the assets of each of the Borrower and the Guarantor, at fair value and present fair salable value, exceeds (i) its total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) and (ii) the amount required to pay such liabilities as they become absolute and matured in the normal course of business;

     (b) Each of the Borrower and the Guarantor has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured in the normal course of business; and

     (c) None of the Borrower or the Guarantor has an unreasonably small amount of capital with which to conduct its business.

          SECTION 3.10. Legal Title. The Borrower holds no ownership interests
                        -----------
in any Person or any other material assets except as specified in Schedule 3.10 and has good, sufficient and legal title to all ownership interests listed in
Schedule 3.10, free and clear of any Liens.

          SECTION 3.11. No Violations. Each of the Borrower and its Subsidiaries
                        -------------
is not, and after the consummation of the Transactions will not be, in violation of its charter, by-laws or other organizational documents, and no default or event that but for the giving of notice or the lapse of time, or both, would constitute a default on the part of the Borrower or any of its Subsidiaries exists or will exist under any Contracts which would have a Material Adverse Effect.

          SECTION 3.12. No Litigation. There are no actions, suits or
                        -------------
proceedings pending nor, to the knowledge of the Borrower, threatened against or in any other way relating adversely to or affecting the Borrower or any of its Subsidiaries or any of their respective properties or the Transactions in any court or before any arbitrator of any kind or before or by any Governmental Authority which would have a Material Adverse Effect.

          SECTION 3.13. Proceeds. The Borrower will apply the net proceeds from
                        --------
the Bridge Loans solely for the purposes specified in Section 5.7 hereof. Neither the incurrence of the Bridge Loans and the application of the proceeds thereof by the Borrower nor the pledge of the Pledged Securities by the Pledgors hereunder will violate Regulations T, U and X of the FRB.

          SECTION 3.14. Margin Stock. (a) At no time, including following
                        ------------
application of the proceeds of any Bridge Loan, shall more than 25% of the value of the assets (either of the Borrower, the Guarantor or of the Borrower and its Subsidiaries on a consolidated basis) (i) subject to the provisions of Section
6.3 and 6.5 or (ii) subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to any Indebtedness and within the scope of Section 7.1(h), consist of Margin Stock.

     (b) None of the Pledged Securities shall at any time during the term of the Bridge Loans hereunder consist of Margin Stock.

          SECTION 3.15. Tax Returns and Payments. All Tax Returns, foreign and
                        ------------------------
domestic, required to be filed by or on behalf of the Borrower and each of its Subsidiaries in any jurisdiction have been timely filed, or caused to be filed, and all material Taxes (whether or not actually shown on such tax returns) for which they are directly or indirectly liable or to which any of their respective properties and assets is subject have been paid, or caused to be paid, other than any Tax (i) the validity or amount of which is being contested in good faith, (ii) for which adequate reserve, or other appropriate provision, if any, as required in conformity with GAAP shall have been made, and (iii) with respect to which any right to execute upon or sell any assets of the Borrower or any of the Subsidiaries has not matured or has been and continues to be effectively enjoined, superseded or stayed ("Contested Claims"); all such Tax Returns are true, correct and complete in all material respects. As of the Closing Date, there is no material proposed tax assessment with respect to Taxes due by, or on behalf of, the Borrower or any of its Subsidiaries, and to the best knowledge of the Borrower there is no basis for such assessment, except for Contested Claims. To the best knowledge of the Borrower and the Guarantor, there is no tax, levy, impost, duty, charge, fee, deduction or withholding imposed by (i) Bermuda or any political subdivision or taxing authority thereof or therein or (ii) by any other jurisdiction from or through which the Borrower or the Guarantor makes payment on or by virtue of the execution, delivery, enforcement or performance of the Credit Agreement or in connection with the Bridge Notes.

          SECTION 3.16. ERISA Compliance. (a) As of the Closing Date, the
                        ----------------
Borrower, its Subsidiaries and any of their respective ERISA Affiliates do not sponsor, maintain or contribute to, or have any obligation under, any Pension Plan or Multiemployer Plan.

     (b) The Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates is in material compliance with all applicable provisions of ERISA and the regulations material thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. The Internal Revenue Service has issued a favorable determination letter with respect to the form of the plan document of each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification.

     (c) No ERISA Event has occurred or is reasonably expected to occur which, alone or together with all other ERISA Events, has resulted, or is reasonably expected to result, in any material liability to the Borrower or its Subsidiaries.

     (d) No proceeding, claim (other than claims for benefits made in the ordinary course of the operation of any Employee Benefit Plan), lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any Employee Benefit Plan currently sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

     (e) In accordance with the most recent actuarial valuations, the Amount of Unfunded Benefit Liabilities individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans which have a negative Amount of Unfunded Benefit Liabilities), does not exceed $1,000,000.

     (f) Neither the Borrower nor any of its Subsidiaries has incurred or is reasonably expected to incur any material liability with respect to any Foreign Plan or Foreign Plans.

          SECTION 3.17. Compliance With Laws. Each of the Borrower and its
                        --------------------
Subsidiaries is in compliance with all Laws, except where the failure to comply, singly or in the aggregate, would not have a Material Adverse Effect.

          SECTION 3.18. Government Regulation. No Loan Party is subject to
                        ---------------------
regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, as amended, or other Law which would regulate the incurrence of Indebtedness by the Borrower or the Guarantor or the pledge of Pledged Securities by any of the Pledgors, including, but not limited to, Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. No Loan Party is, and after consummation of the Transactions will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          SECTION 3.19. Insurance. Each of the Borrower and its Subsidiaries
                        ---------
carries or is entitled to the benefits of insurance (including self-insurance) in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar businesses, and all such insurance is (and will be following consummation of the Transactions) in full force and effect, except where the failure to carry such insurance or be entitled to the benefits of such insurance would not, singly or in the aggregate, have a Material Adverse Effect.

          SECTION 3.20. Labor. No labor disturbance by the employees of the
                        -----
Borrower or any of its Subsidiaries exists or, to the best knowledge of the Borrower, is threatened and the Borrower is not aware of any existing or imminent labor disturbance by the employees of the principal suppliers, manufacturers or customers of the Borrower or any of its Subsidiaries which would have a Material Adverse Effect.

          SECTION 3.21. Environmental Matters. Each the Borrower and its
                        ---------------------
Subsidiaries have been and are in compliance with all applicable laws, statutes, ordinances, codes, orders, decisions, judgments, permits, approvals, rules, regulations or requirements, including without limitation common law, relating to: (i) protection, preservation or cleanup of the environment or natural resources; (ii) chemical substances or toxic, hazardous or deleterious materials, wastes or agents (hereinafter "Hazardous Substances"), including without limitation petroleum or any fraction thereof, asbestos, and polychlorinated biphenyls; or (iii) health and safety (hereinafter "EHS Laws"), except in each case for such noncompliance which would not have a Material Adverse Effect ; there has been no proceeding, claim, notice or complaint pending or, to the best knowledge of the Borrower, threatened against any of the Borrower or its Subsidiaries relating to: (i) noncompliance with EHS Laws; or (ii) liabilities or obligations arising from Hazardous Substances or pursuant to EHS Laws; and there are no conditions or circumstances, including without limitation the presence or release of any Hazardous Substances (whether or not on the property of the Borrower or its Subsidiaries), reasonably anticipated to result in liabilities or obligations to the Borrower or its Subsidiaries pursuant to EHS Laws.

          SECTION 3.22. Insurance Regulations. The Borrower is a holding company
                        ---------------------
and is not subject to Bermuda insurance regulations. The Borrower and each of its Subsidiaries are in compliance with all other insurance laws and regulations of the jurisdictions that apply to them, including laws that relate to companies that control insurance companies, except where the failure to comply would not have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any notification from any Bermuda, U.S. federal, state or foreign insurance authority, commission or other insurance regulatory body to the effect that the Borrower or such Subsidiary is not in compliance with any insurance law or regulation, which notification can reasonably be expected to have a material adverse effect on the business of the Borrower or such Subsidiary.

          SECTION 3.23. Permits; Licenses. Each of the Borrower and its
                        -----------------
Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate Bermuda, U.S. federal, state or foreign Governmental Authority necessary to conduct their respective businesses, and neither the Borrower nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          SECTION 3.24. Year 2000. The Borrower has (i) initiated a review and
                        ---------
assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by the Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so would not have a Material Adverse Effect.

          SECTION 3.25. Collateral. (a) With respect to the Pledged Shares, such
                        ----------
Pledged Shares represent that percentage as set forth on Schedules 10.1-A, 10.1-B, 10.1-C, 10.1-D, 10.1-E or 10.1-F, as applicable, of the issued and outstanding shares of Capital Stock of the applicable Collateral Subsidiary.

     (b) Except for the security interest granted hereunder to the Agent for the benefit of the Lenders, each Pledgor (i) is the sole owner of the Pledged Securities pledged by it as described on the applicable Schedule hereto, and
(ii) holds the same free and clear of all Liens.

     (c) Each Pledgor has the power and authority to pledge the Collateral in the manner hereby done or contemplated and will defend its title or interest thereto or therein against any and all Liens (other than the Lien created hereby in favor of the Agent for the benefit of the Lenders), however arising, of all Persons whomsoever.

     (d) By virtue of the execution and delivery by each Pledgor of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral, along with duly executed stock powers endorsed in the name of the Agent or in blank, are delivered to the Agent in accordance with Section 10, the Agent will obtain a valid and perfected first priority security interest in such Pledged Securities for the benefit of the Lenders as security for the payment and performance of the Obligations.

     (e) All of the Pledged Securities have been duly authorized and validly issued, are fully paid and nonassessable, and are not subject to any options to purchase or other similar rights.

     (f) All information set forth herein relating to the Pledged Securities is accurate and complete in all material respects.

     (g) No Loan Party incorporated outside the United States of America has an executive office in the United States of America. The chief executive office and the principal place of business of each Loan Party are as described in Schedule
3.25 hereto.

     Any certificate signed by any officer of a Loan Party and delivered to the Agent or its counsel pursuant to this Agreement shall be deemed to be a representation and warranty by such Loan Party to the Agent or such Lender as to the matters covered thereby.

          SECTION 3.26. Acknowledgment of Pledge. Each Collateral Subsidiary
                        ------------------------
hereby (i) acknowledges that all the shares of its Capital Stock (except the MH Preferred Shares in the case of Mutual Holdings (Bermuda) Ltd., the IPC Preferred Shares with respect to IPC Mutual Holdings, Ltd., and the MIDL Director Share in the case of Mutual Indemnity (Dublin) Ltd.) constitute Collateral pledged hereunder to the Agent for the benefit of the Lenders, (ii) confirms that such shares constitute all issued and outstanding shares of its Capital Stock, and (iii) agrees to fully cooperate with the implementation of such pledge (including, without limitation, with any regulatory or other filings or registrations with any insurance authority).

                                  SECTION 4.

                 CONDITIONS TO THE OBLIGATIONS OF THE LENDERS

          SECTION 4.1.  Conditions to Closing. The obligations of the Lenders
                        ---------------------
to make Bridge Loans hereunder shall be subject to the satisfaction on or before December 15, 1999 of the following conditions precedent:

     (a) The Agent shall have received on behalf of the Lenders the following items, each of which shall be in form and substance satisfactory to the Agent and, unless otherwise noted, dated the Closing Date:

          (1) A copy of the following certified by an Officer of the Borrower and the Guarantor: resolutions of the Borrower's and the Guarantor's Board of Directors approving and authorizing the execution, delivery and performance of this Agreement, each of the other Loan Documents and any other documents, instruments and certificates required to be executed by the Borrower or the Guarantor in connection herewith and therewith and approving and authorizing the consummation of the Transactions, each being in full force and effect without modification or amendment;

          (2)  An original counterpart of this Agreement;

          (3) Originally executed copies of an opinion of (i) Mayer, Brown & Platt, U.S. counsel to the Loan Parties, substantially in the form of Exhibit C-1, (ii) Conyers Dill & Pearman, Bermuda counsel to the Loan Parties incorporated in Bermuda, substantially in the form of Exhibit C-2,
     (iii) A & L Goodbody, Irish counsel to Mutual Indemnity (Dublin) Ltd., substantially in the form of Exhibit C-3, (iv) Lewis, Rice & Fingersh, Missouri counsel to Legion Financial Corp., substantially in the form of Exhibit C-4, (v) Richard O'Brien, Esq., General Counsel to the Borrower, substantially in the form of Exhibit C-5, and (vi) Andrew Walsh, Esq., General Counsel to Legion Insurance Company, substantially in the form of Exhibit C-6.

          (4) A certificate, delivered by the Borrower and signed by the Chief Executive Officer or President and the Chief Financial or Accounting Officer of the Borrower stating that, after giving effect to the consummation of the Transactions, the fair saleable value of the assets of each of the Borrower and its Subsidiaries will not be less than the probable liability on their debts, that each of the Borrower and its Subsidiaries will be able to pay its debts as they mature and that each will not have unreasonably small capital to conduct its business, and the Agent shall have received such opinions of value, other appropriate factual information and expert advice supporting the conclusions reached in such letter as the Agent may reasonably request;

          (5)  An Officer's Certificate from each Loan Party, certifying as to
     (i) (A) the due organization and good standing (other than with respect to Mutual Indemnity (Dublin) Ltd., given the inapplicability thereof under Irish law) of such Loan Party in their respective jurisdictions of organization and (B) the absence of any proceeding for the dissolution or liquidation of such Loan Party; (ii) the completeness and accuracy in all material respects of all of the representations and warranties made by such Loan Party in this Agreement and the other Loan Documents to which it is or is to be a party, before and after giving effect to the Transactions as though made on and as of the Closing Date; (iii) the absence of any Default or Event of Default; (iv) the satisfaction of all conditions precedent by such Loan Party to be satisfied on or prior to the Closing Date; and (v) (solely in the case of each of the Borrower or the Guarantor) to the best of their knowledge, the absence of any existing or threatened event or circumstance relating to the Borrower or any of its Subsidiaries that could reasonably be expected to impair the ability of the Borrower to consummate the Refinancing.

          (6) A certificate of the Secretary or an Assistant Secretary (or, in the case of Mutual Indemnity (Dublin) Ltd., a Director) of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which such Loan Party is or is to be a party and the other documents to be delivered hereunder and thereunder.

          (7) The most recent audited and unaudited consolidated financial statements of the Borrower and its consolidated Subsidiaries.

          (8) An irrevocable acceptance by Corporation Service Company of its appointment as each Loan Party's agent to receive service of process pursuant to Section 11.14 hereof.

          (9) Such further information, certificates and documents as the Agent may reasonably request.

     The documents required to be delivered by this Section 4.1(a) will be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006 on the Closing Date.

     (b) No Default or Event of Default shall have occurred and be continuing, and no default or event of default shall have occurred and be continuing under any material Contract of the Borrower or any of its Subsidiaries.

     (c) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or other Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of the Transactions, or which, if adversely determined, would have a Material Adverse Effect. There shall be no material pending or threatened litigation, bankruptcy or insolvency, injunction, order, decree or claim with respect to the Borrower or any of its Subsidiaries or the Transactions, which would have a Material Adverse Effect.

     (d) Each of the Loan Documents to be executed and delivered on or prior to the Closing Date (including any amendments thereto) shall have been duly authorized, executed and delivered by each of the parties thereto, and the Agent shall have received copies of each such document (including any amendments thereto) as so executed and delivered in the form provided to the Agent on or before the Closing Date except for changes approved by the Agent.

     (e) All consents and approvals of the boards of directors or similar governing bodies, shareholders, members, partners, governmental and regulatory bodies and other applicable third parties (including all required approvals of internal committees of PSCC) necessary or desirable in connection with the Transactions shall have been obtained.

     (f) The Borrower shall have entered into the Engagement Letter and shall have paid all amounts due and payable to PSI thereunder on or prior to the Closing Date.

     (g) The Borrower shall have paid all costs and expenses payable hereunder to the extent then due and payable on the Closing Date, including any such costs and expenses arising under or referenced in Section 11.3.

     (h) There shall not have occurred any material adverse change in the condition of the financial, banking or capital markets the effect of which, in the judgment of the Agent, makes it impractical or inadvisable to proceed with the Refinancing or to sell or syndicate the Bridge Loans or the Bridge Loan Commitment.

     (i) No event shall have occurred that has had, or would have, a Material Adverse Effect.

          SECTION 4.2.  Condition to the Initial Bridge Loan. The obligations of
                        ------------------------------------
the Lenders to make the initial Bridge Loan on the first Disbursement Date hereunder shall be subject to the satisfaction of all the obligations of the Borrower pursuant to Section 5.11(d) hereof on or prior to the Disbursement Date on which such initial Bridge Loan is scheduled to be made.

          SECTION 4.3.  Conditions to each Bridge Loan. The obligations of the
                        ------------------------------
Lenders to make any Bridge Loan hereunder shall be subject to the satisfaction of the following conditions precedent on or prior to the Disbursement Date on which such Bridge Loan is scheduled to be made:

     (a) The representations and warranties on the part of the Loan Parties contained herein and in any certificates pursuant to the provisions hereof shall be true and complete on and as of such Disbursement Date as if made on such date, and the Loan Parties shall have performed all of their respective obligations hereunder to be performed on or prior to such date;

     (b) The Agent on behalf of the Lenders shall have received, in form and substance satisfactory to the Agent, (i) an originally executed notice of borrowing pursuant to Section 2.2 hereof and (ii) one or several Bridge Notes, as applicable, evidencing the Bridge Loan made on such date, duly executed and delivered and drawn to the order of the Lender or Lenders making such Bridge Loan and with appropriate insertions; and

     (c)  No Default or Event of Default shall have occurred and be continuing.

                                  SECTION 5.

                             AFFIRMATIVE COVENANTS

     Until all Obligations shall have been paid in full and no Lender shall have any Bridge Loan Commitment hereunder, each Loan Party, jointly and severally, agrees with the Lenders that:

          SECTION 5.1.  Corporate Existence. Subject to the provisions hereof,
                        -------------------
the Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and licenses of the Borrower and each of its Subsidiaries; provided, that subject to Section 6.6
                                           --------
hereof the Borrower and any such Subsidiary shall not be required to preserve the corporate existence of any such Subsidiary (other than a Guarantor) or any such right or license if the Board of Directors of the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and that the loss thereof is not disadvantageous in any material respect to the Lenders.

          SECTION 5.2.  Compliance With Laws. The Borrower will, and will cause
                        --------------------
each of its Subsidiaries to, comply with all applicable Laws to the extent noncompliance would have a Material Adverse Effect.

          SECTION 5.3.  Maintenance of Property; Insurance. The Borrower shall
                        ----------------------------------
cause all Property used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Borrower, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, that nothing in this Section
                                       --------
5.3 shall prevent the Borrower from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its business or the business of any of its Subsidiaries and not disadvantageous in any material respect to the Lenders. The Borrower will maintain or cause to be maintained, with financially sound and reputable insurers or with self insurance programs, in each case to the extent consistent with prudent business practices and customary in its industry, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds (including, in any event, business interruption insurance) and in the amounts customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses and owning similar properties in the same general respective areas in which the Borrower and its Subsidiaries operate.

          SECTION 5.4.  Payment of Taxes and Other Claims. The Borrower shall
                        ---------------------------------
pay or discharge and will cause each of its Subsidiaries to pay or discharge, before the same shall become delinquent, (a) all Taxes, assessments and other governmental charges levied or imposed upon the Borrower or any of its Subsidiaries or upon the income, profits or Property of the Borrower or any of its Subsidiaries and (b) all lawful claims including, without limitation, for labor, services, materials and supplies which have become due and payable and, if unpaid, might by law become a Lien upon the Property of the Borrower or any of its Subsidiaries; provided, that the Borrower shall not be required to pay or
                     --------
discharge, or cause to be paid or discharged, any such Tax, assessment, charge or claim whose amount, applicability or validity is being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP or other appropriate provision has been made. The Borrower and each of its Subsidiaries, as the case may be, will, promptly upon any of its officers obtaining knowledge that a charge or claim described in the previous sentence has not been paid, other than as permitted by the proviso in the previous sentence, deliver notice to the Agent (which will provide a copy of such notice to each Lender) of such failure to pay.

          SECTION 5.5.  Investment Company Act. No Loan Party shall become an
                        ----------------------
investment company subject to registration under the Investment Company Act of 1940, as amended (without giving effect to any exception based upon the number or status of the holders of its securities).

          SECTION 5.6.  Payments in U.S. Dollars. All payments of principal,
                        ------------------------
premium and interest to be made hereunder or under the Bridge Notes shall be made solely in U.S. Dollars or such other currency as is then legal tender for public and private debts in the United States of America.

          SECTION 5.7.  Use of Proceeds. The Borrower shall use the proceeds of
                        ---------------
the Bridge Loans solely as follows:

     (a) The Borrower shall use up to $115,000,000 of such proceeds to repurchase Convertible Securities in open market or privately negotiated transactions; provided, that any Convertible Securities so repurchased shall be
              --------
immediately cancelled;

     (b) The Borrower shall use up to $135,000,000 of such proceeds to make a capital contribution to Legion, directly or through one or several Wholly Owned Subsidiaries of the Borrower; and

     (c) In the event such proceeds are not utilized in full for the purposes set forth in subsections 5.7(a) and 5.7(b), the Borrower may use the remaining proceeds, but in no event more than $35,000,000, for general corporate purposes; provided, that none of such proceeds shall be used by the Borrower or any of its
--------
Subsidiaries, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or "carrying" (within the meaning of Regulation U) any Margin Stock.

          SECTION 5.8.  Refinancing. The Borrower shall use its reasonable
                        -----------
commercial efforts to effectuate the Refinancing as soon as practicable after the date of this Agreement for the purpose, among other things, of refinancing the Bridge Loans then outstanding, which Refinancing shall yield an amount sufficient (together with any cash available at such time to the Borrower), and, if consummated, the proceeds of which shall be used, to repay the aggregate unpaid principal amount of the Bridge Loans in full plus accrued interest thereon to the date of repayment and all other amounts payable under the Loan Documents; provided, however, that the Borrower will not be required to
           --------  -------
consummate the Refinancing unless it can be completed on such terms and conditions as are reasonably satisfactory in all respects to PSI and the Borrower in light of the then prevailing market conditions; provided, further,
                                                            --------  -------
that if for any reason the Borrower refinances the Bridge Loans by any means other than the Refinancing the Borrower shall pay PSI the Refinancing Fee upon the repayment of the Bridge Loans in connection with such refinancing.

          SECTION 5.9.  Financial Statements. The Borrower will furnish or cause
                        --------------------
to be furnished to the Agent and to each of the Lenders:

     (a) as soon as available, but in no event more than forty-five (45) days after the end of each of the first three (3) fiscal quarters in each fiscal year, the quarterly report of the Borrower on Form 10-Q (or other applicable form) filed with the SEC, accompanied by a certificate of the

Chief Financial Officer of the Borrower stating whether to his best knowledge and belief any Default or Event of Default has occurred or exists hereunder, and, if any such Default or Event of Default has occurred and is continuing or otherwise exists, stating the facts with respect thereto;

     (b) as soon as available, but in no event more than ninety (90) days after the end of each fiscal year, a copy of the consolidated financial statements and annual audit report of the Borrower and its Subsidiaries in reasonable detail, prepared in accordance with GAAP, and certified without material qualification by Ernst & Young or other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, which report shall include a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and consolidated statements of earnings, changes in stockholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year and a copy of the annual report of the Borrower on Form 10-K (or other applicable form) filed with the SEC, accompanied by a certificate of the Chief Financial Officer of the Borrower stating whether to his best knowledge and belief any Default or Event of Default has occurred or exists hereunder, and, if any such Default or Event of Default has occurred and is continuing or otherwise exists, stating the facts with respect thereto;

     (c)  as soon as available, but in no event more than one hundred and twenty
(120) days after the end of each fiscal year of each unconsolidated Subsidiary or Affiliate of the Borrower (whose operations are accounted for in the consolidated financial statements of the Borrower on the equity method), if any, a copy of the annual audit report of such corporation and its subsidiaries, if any, in reasonable detail, prepared in accordance with GAAP (or SAP in the case of a regulated insurance company) and certified by independent certified public accountants of recognized standing, which report shall include a consolidated balance sheet of each such Subsidiary or Affiliate and its Subsidiaries, if any, as of the end of such fiscal year and consolidated statements of income, retained earnings, and cash flows for each such Subsidiary or Affiliate and its Subsidiaries, if any, for such fiscal year;

     (d) promptly upon their becoming available but in no event (i) more than ninety (90) days after the end of each calendar year in the case of the Annual Statements or (ii) more than forty-five (45) days after the end of each calendar quarter in the case of the Quarterly Statements, a copy of each Annual Statement and Quarterly Statement of each Insurance Company Subsidiary prepared in accordance with SAP, and a copy of each externally-prepared actuarial analysis of each Insurance Company Subsidiary obtained by the Borrower or any of its Subsidiaries;

     (e) promptly upon their becoming available, copies of all financial statements, reports, notices as to material matters, and proxy statements sent by the Borrower or any of its Subsidiaries (which is not a Wholly Owned Subsidiary) to public stockholders and of all regular, periodic and special reports filed by the Borrower or any of its Subsidiaries with any securities exchange or with the SEC;

     (f) together with the items described in clauses (a) and (b) above, written calculations in form reasonably satisfactory to the Agent demonstrating compliance by the Borrower with the covenants contained in Sections 6.1 and 6.2; and

     (g) such additional information, reports or statements (financial or otherwise) as the Agent or any Lender may from time to time reasonably request.

               SECTION 5.10.  Notice of Litigation and Other Matters. The
                              --------------------------------------
Borrower will furnish or cause to be furnished to the Agent and to each of the Lenders promptly (but in no event later than ten (10) days after an Officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

     (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary or any of their respective properties, assets or businesses which in any given case or in the aggregate would have a Material Adverse Effect;

     (b) any notice of any violation received by the Borrower or any Subsidiary from any Governmental Authority, including, without limitation, any notice of violation of environmental laws, which in any such case would have a Material Adverse Effect;

     (c) any attachment, judgment, lien, levy or order exceeding $5,000,000 that may be assessed against or threatened against the Borrower or any Subsidiary other than normal insurance claims adjustment matters involving Insurance Company Subsidiaries;

     (d) any Default or Event of Default, or any other event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any Subsidiary or any of their respective properties may be bound, which default or event of default would have a Material Adverse Effect;

     (e) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) any fact or circumstance that has resulted, or could reasonably be expected to result, in an ERISA Event, (iii) the Amount of Unfunded Benefit Liabilities exceeds $1,000,000, and (iv) any event or events in respect of any Foreign Plan or Foreign Plans occur that, or are reasonably expected to occur which, individually or together with all other similar events, result or would reasonably be expected to result in an aggregate liability to the Borrower or its Subsidiaries in excess of $1,000,000; and

     (f) any event which makes any of the representations set forth in Section 3 inaccurate in any material respect.

               SECTION 5.11.  Collateral.  (a)   Each Pledgor shall at any time
                              ----------
and from time to time, at its own expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lenders and the Agent to exercise and enforce their rights and remedies hereunder with respect to the Collateral or any part thereof (including, without limitation, the execution and filing of any UCC financing or continuation statements deemed necessary or appropriate by the Agent or its counsel).

     (b) Except for the security interest granted hereunder to the Agent for the benefit of the Lenders, each Pledgor will at all times continue to (i) be the sole owner of the Pledged Securities indicated on Schedule 10.1, (ii) hold the same free and clear of all Liens, and (iii) subject to Section 10.5, cause any and all Collateral to be forthwith delivered to the Agent and pledged and assigned hereunder.

     (c) Each delivery of any Additional Shares or other Collateral shall constitute a representation and warranty that, as of the date thereof, Sections 3.14(b) and 3.25 are true and correct as to the Pledged Securities.

     (d) The Borrower shall take, or cause to be taken, all actions deemed necessary or appropriate by the Agent or its counsel (including, without limitation, filing of UCC financing statements) under applicable Law to perfect each security interest and register each charge in favor of the Agent for the benefit of the Lenders under Section 10 hereof within five days of the Closing Date (and which actions shall be taken or caused to be taken prior to the Lenders making the initial Bridge Loan on the first Disbursement Date).

     (e) Each Collateral Subsidiary shall at all times use its commercially reasonable efforts to assist and cooperate with the Pledgor and the Agent and take such actions (including, without limitation, the making of any regulatory filings or registrations with any insurance authority) as may be required from it under applicable Law or reasonably requested by the Pledgor or the Agent to maintain a first priority security interest in the Collateral in favor of the Agent for the benefit of the Lenders, or to exercise the rights and remedies of the Agent for the benefit of the Lenders in connection therewith.

     (f) On and at any time after the Closing Date, each Pledgor shall use its commercially reasonable efforts to assist and cooperate with the Agent in obtaining any consent, approval, authorization, registration or qualification of or with any Governmental Authority (including, without limitation, any insurance authority, commission or other insurance regulatory body) necessary for the exercise by the Agent or any Lender of the rights and remedies set forth in
Section 10 hereof, including, without limitation, the approval of a Form A filing by the Department of Insurance of the Commonwealth of Pennsylvania upon the occurrence and during the continuance of an Event of Default.

                                  SECTION 6.

                              NEGATIVE COVENANTS

     Until all Obligations shall have been paid in full and no Lender shall have any Bridge Loan Commitment hereunder, each Loan Party, jointly and severally, agrees with the Lenders that:

          SECTION 6.1.   Consolidated Indebtedness to Consolidated Total Capital
                         -------------------------------------------------------
Ratio .  The Borrower shall not permit the ratio of Consolidated Indebtedness to
------
Consolidated Total Capital to exceed 0.45 to 1 at any time.

          SECTION 6.2.   Shareholders' Equity.  The Borrower shall maintain a
                         --------------------
Shareholders' Equity which is not less than $341,674,000 at any time.

          SECTION 6.3.   Negative Pledge. The Borrower shall not create, incur,
                         ---------------
assume or suffer to exist any Lien upon any of its assets or properties (including, without limitation, the Capital Stock of any Subsidiary, whether such Capital Stock is owned on the date of this Agreement or hereafter acquired), or permit any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its assets or properties (including, without limitation, the Capital Stock of any Subsidiary, whether such Capital Stock is owned on the date of this Agreement or hereafter acquired), except for Permitted Liens.

          SECTION 6.4.   Limitation on Subsidiary Indebtedness.  The Borrower
                         -------------------------------------
shall not permit any of its Subsidiaries to create, incur, assume or suffer to exist in any manner any Indebtedness other than that outstanding on the date of this Agreement; provided, that nothing contained in this Section 6.4 shall
                --------
prohibit (i) any Indebtedness of any Subsidiary of the Borrower outstanding at the time such Subsidiary becomes a Subsidiary of the Borrower and not incurred in contemplation thereof, as long as the outstanding amount of the Indebtedness remains the sole obligation of such Subsidiary and as long as the outstanding amount of such Indebtedness is not voluntarily increased by such Subsidiary after the date such Subsidiary becomes a Subsidiary of the Borrower, (ii) any Indebtedness of any Subsidiary of the Borrower permitted under Section 6.7 hereof, (iii) any Indebtedness of any Subsidiary secured by a Permitted Lien, provided that such Indebtedness does not exceed the value of the assets or
--------
property subject to such Permitted Lien, (iv) any Indebtedness owing directly or indirectly to the Borrower or a Collateral Subsidiary by a Subsidiary of the Borrower, and (v) any Indebtedness not otherwise permitted by the foregoing clauses, provided that the aggregate amount at any time outstanding for all Subsidiaries of the Borrower of (A) such Indebtedness and (B) the Indebtedness incurred under the preceding clause (iii) shall not exceed $10,000,000.

          SECTION 6.5.   Limitation on Asset Sales.  The Borrower will not, and
                         -------------------------
will not permit any of its Subsidiaries to, consummate an Asset Sale unless (a) the Borrower or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of, and (b) the consideration received for the assets sold by the Borrower or such Subsidiary, as the case may be, in such Asset Sale are in the form of cash or Cash Equivalents, in each case received at the time of such Asset Sale.

          SECTION 6.6.   Merger, Acquisition, Sale of Assets and Liquidation.
                         ---------------------------------------------------
The Borrower shall not enter into any merger or consolidation with any Person, or sell, lease, assign, distribute or otherwise dispose of all or any material portion of its assets or liquidate in whole or in part, or permit any Subsidiary to enter into any merger or consolidation with any Person, or sell, lease, assign, distribute or dispose of all or any material portion of its assets or liquidate in whole or in part, except that (i) the Borrower may merge or consolidate with any Subsidiary or other Person incorporated under the laws of Bermuda or a State of the United States, if the Borrower is the surviving corporation and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and (ii) any Subsidiary may be merged or consolidated into, or may be liquidated into, or may sell, lease or transfer assets to, the Borrower or a Wholly Owned Subsidiary, if, in the case of a merger or consolidation, (x) the Borrower or such Wholly Owned Subsidiary is the surviving corporation, (y) in the event such Subsidiary is a Collateral Subsidiary, a security agreement in a form satisfactory to the Agent is executed and delivered to the Agent pursuant to which all the shares of Capital Stock (other than, if applicable, any share issued to the holder of the MIDL Director Share or any preferred shares issued to the holders of MH Preferred Shares and IPC Preferred Shares in connection with such merger or consolidation, provided that such
                                                        --------
preferred shares have terms substantially similar to the terms of the MH Preferred Shares and the IPC Preferred Shares, respectively) of such surviving corporation is pledged to the Agent for the benefit of the Lenders, and (z) immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

          SECTION 6.7.   Sale and Leaseback.  The Borrower shall not enter into,
                         ------------------
or permit any of its Subsidiaries to enter into, directly or indirectly, any arrangement under which the Borrower or such Subsidiary, as the case may be, sells or transfers any of the fixed assets then owed by it and thereupon or within one year thereafter rents or leases the assets so sold or transferred; provided, that nothing contained in this Section 6.6 shall prohibit (i) a Subsidiary of the Borrower from entering into a sale-leaseback transaction involving any real estate currently owned by such Subsidiary, or (ii) the Borrower or any Subsidiary of the Borrower from entering into any other sale-leaseback transaction as long as such other sale-leaseback transaction, together with all other such sale-leaseback transactions and any Asset Sales of the Borrower and its Subsidiaries made in the period from the Closing Date to the date of such other sale-leaseback transaction, does not involve assets having a value of more than $10,000,000 in the aggregate.

          SECTION 6.8.   Limitations on Dividends and Other Payment Restrictions
                         -------------------------------------------------------
Affecting Subsidiaries.  The Borrower will not, and will not permit any of its
----------------------
Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, (b) pay any Indebtedness owed to the Borrower or any other Subsidiary,
(c) make loans or advances to the Borrower or any other Subsidiary or (d) transfer any of its properties or assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of any of the following:

     (i)   This Agreement and any agreement in effect on the Closing Date;

     (ii) Customary non-assignment provisions of any lease governing a leasehold interest of the Borrower or any of its Subsidiaries;

     (iii) Any agreement or other instrument of a Person acquired by the Borrower or any of its Subsidiaries in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any person, or properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; and

     (iv) Any limitations under applicable Laws as to dividends payable by Insurance Company Subsidiaries.

           SECTION 6.9.   Transactions with Affiliates.  The Borrower shall not
                          ----------------------------
enter into or be a party to, or permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with an unrelated Person.

          SECTION 6.10.  Lines of Business.  The Borrower will not, nor will it
                         -----------------
permit any Subsidiary to, engage in any business other than a Permitted
Business.

          SECTION 6.11.  Amendment to Charter Documents.  The Borrower shall
                         ------------------------------
not, and shall not cause or permit any of its Subsidiaries to, amend its certificate of incorporation, by-laws or other organizational documents in any respect which could be materially adverse to the interests of the Lenders.

          SECTION 6.12.  Collateral.  (a)   Each Pledgor shall not (i) make any
                         ----------
assignment, pledge, hypothecation or transfer of, or create or permit to exist any Lien on, the Collateral, other than pursuant hereto.

     (b) Each Pledgor shall not change its name, identity or corporate structure in any manner or its jurisdiction of organization or the location of its chief executive office unless it shall have given the Lenders and the Agent not less than 30 days' prior notice thereof.

     (c) Each Collateral Subsidiary shall not take any action that could adversely affect the first priority security interest in the shares of its Capital Stock granted hereunder in favor of the Agent for the benefit of the Lenders.

     (d) Each Collateral Subsidiary shall not issue any additional Capital Stock except for MH Preferred Shares in the case of Mutual Holdings (Bermuda) Ltd. and IPC Preferred Shares in the case of IPC Mutual Holdings, Ltd.

                                   SECTION 7.

                             DEFAULTS AND REMEDIES

               SECTION 7.1.   Events of Default.  The term "Event of Default,"
                              -----------------
wherever used herein with respect to the Bridge Loans, means any one of the following events (whatever the reason for such event, and whether it shall be voluntary or involuntary, or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) The Borrower (i) defaults in the payment of the principal of any Bridge Loan when the same becomes due and payable whether at the stated maturity thereof, upon voluntary or mandatory repayment, upon acceleration or otherwise or (ii) fails to offer to repurchase or repurchase Bridge Notes to the extent required herein.

     (b) The Borrower defaults in any payment of interest on any Bridge Loan within two (2) Business Days after the same becomes due and payable.

     (c) Any Loan Party fails to observe or perform any covenant, condition or agreement on the part of such Loan Party to be observed or performed pursuant to Sections 5.7, 5.11, 6.1, 6.2, 6.3, 6.8 and 6.12 hereof.

     (d) Any Loan Party fails to comply with any of its other agreements or covenants hereunder and such failure continues for 30 days.

     (e) The Guarantee or any provision thereof ceases to be in full force and effect (other than in accordance with its express terms and the terms of this Agreement), or (ii) the Guarantor or any Person acting by or on behalf of the Guarantor denies or disaffirms the Guarantor's obligations under its Guarantee, or (iii) the Guarantor defaults in the due performance or observance of any term, covenant or agreement on its part to be performed or observed, after giving effect to any applicable grace periods, pursuant to its Guarantee.

     (f) Any representation or warranty of any Loan Party made in this Agreement or in any other Loan Document proves to have been inaccurate, incomplete or misleading in any material respect at the time it was made.

     (g) (i) Any ERISA Event occurs or is reasonably expected to occur with respect to any Employee Benefit Plan, including, without limitation, any Pension Plan or Multiemployer Plan, (ii) the Amount of Unfunded Benefit Liabilities, when added to the aggregate Amount of Unfunded Benefit Liabilities with respect to all other Pension Plans, exceeds the aggregate Amount of Unfunded Benefit Liabilities that existed on the Closing Date by $1,000,000, and (iii) any event shall have occurred with respect to any Foreign Plan which results in a liability to the Borrower or any of its Subsidiaries which, individually or together with any similar events, exceeds $1,000,000.

     (h) The Borrower or any of its Subsidiaries (i) fails to pay any of its Indebtedness in excess of $5,000,000 as and when such Indebtedness becomes payable or (ii) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any other agreement or in any instrument evidencing any of its Indebtedness in excess of $5,000,000 if, as a result of such failure, any other party to such agreement or instrument is entitled to exercise, and has not irrevocably waived, the right to accelerate the maturity of any amount owing thereunder.

     (i) A court having jurisdiction in the premises enters (i) a decree or order for relief in respect of any Loan Party or any of the Borrower's Material Subsidiaries in an involuntary case or proceeding under any Bankruptcy Law or
(ii) a decree or order (A) adjudging any Loan Party or any of the Borrower's Material Subsidiaries bankrupt or insolvent, or (B) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, any Loan Party or any of the Borrower's Material Subsidiaries under any Bankruptcy Law, or (C) appointing a Custodian of any Loan Party or any of the Borrower's Material Subsidiaries or of any substantial part of the Property of such Loan Party or such Material Subsidiary or (D) ordering the winding-up or liquidation of the affairs of any Loan Party or any of the Borrower's Material Subsidiaries, and in each case, the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of thirty (30) consecutive calendar days.

     (j) (i) Any Loan Party or any of the Borrower's Material Subsidiaries commences a voluntary case or proceeding under any Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) any Loan Party or any of the Borrower's Material

Subsidiaries consents to the entry of a decree or order for relief in respect of such Loan Party or such Material Subsidiary in an involuntary case or proceeding under any Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against such Loan Party or such Material Subsidiary; or (iii) any Loan Party or any of the Borrower's Material Subsidiaries files a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law; or (iv) any Loan Party or any of the Borrower's Material Subsidiaries consents to the filing of such petition or to the appointment of or taking possession by a Custodian of such Loan Party or such Material Subsidiary or of any substantial part of the Property of such Loan Party or such Material Subsidiary, or (v) any Loan Party or any of the Borrower's Material Subsidiaries makes an assignment for the benefit of creditors; or (vi) any Loan Party or any of the Borrower's Material Subsidiaries admits in writing its inability to pay its debts generally as they become due; or (vii) the stockholders of any Loan Party or any of the Borrower's Material Subsidiaries approve any plan or proposal for the liquidation or dissolution of such Loan Party or such Material Subsidiary; or
(viii) any Loan Party or any of the Borrower's Material Subsidiaries takes corporate action in furtherance of any such action.

     (k) Any judgment or decree for the payment of money involving a liability (to the extent not covered by independent third-party insurance as to which the insurer has not denied coverage) in excess of $5,000,000 or its foreign currency equivalent at the time is entered against the Borrower or any of its Subsidiaries and is not discharged, waived or the execution thereof stayed within thirty (30) days after such entry.

     (l) Any insurance license or other authorization or permit necessary for the conduct by any Insurance Company Subsidiary of its business is revoked or withdrawn or otherwise fails to be in full force and effect, which failure, revocation or withdrawal, in the judgment of the Agent, has a Material Adverse Effect.

     (m) The Borrower fails to be the beneficial owner at all times, directly or indirectly, of all of the outstanding Capital Stock of the Guarantor or any other Loan Party, except for (i) the MIDL Director Share, (ii) the IPC Preferred Shares and (iii) the MH Preferred Shares.

               SECTION 7.2.   Default Remedies.  (a)   If any Event of Default
                              ----------------
shall occur and be continuing, the Agent shall, upon the request of Required Lenders, by notice to the Borrower, (a) declare the obligations of each Lender hereunder to be terminated, whereupon such obligations shall terminate, and (b) declare all amounts payable hereunder by the Borrower that would otherwise be due after the date of such termination to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or notice of any kind, which are expressly waived by the Borrower and the Guarantor; provided, however, that if any event of any kind referred to in paragraphs (i) or (j) of Section 7.1 occurs with respect to the Borrower or the Guarantor, the obligations of each Lender hereunder shall immediately terminate, and all amounts payable hereunder by the Borrower that would otherwise be due after the occurrence of such event shall become immediately due and payable without any such notice or other preliminary waived by the Borrower and the Guarantor in this Section 7.2.

     (b) The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

                                   SECTION 8.

                                   THE AGENT

          SECTION 8.1.   Appointment.  Each Lender hereby irrevocably designates
                         -----------
and appoints Prudential Securities Credit Corp. as Agent of such Lender to act as specified herein and in the other Loan Documents, and each Lender hereby irrevocably authorizes Prudential Securities Credit Corp. as the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 8. Without limitation to the foregoing, the Agent shall take, or refrain from taking, such action hereunder as shall be reasonably directed by the Required Lenders; provided, that, as between the Agent and the Lenders unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as it shall deem advisable in the best interests of the Lenders. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Section 8 are solely for the benefit of the Agent and the Lenders, and neither of the Borrower nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and the Agent does not assume and shall not be deemed to have assumed any obligation or relationship of agent or trust with or for the Borrower or any of its Subsidiaries.

          SECTION 8.2.   Delegation of Duties.  The Agent may execute any of its
                         --------------------
duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 8.3.

          SECTION 8.3.   Exculpatory Provisions.  Neither the Agent nor any of
                         ----------------------
its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any of its Subsidiaries or any of their respective officers contained in this Agreement, any other Loan Documents, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for any failure of the Borrower, any of its Subsidiaries or any of their respective officers to perform its or their obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Bridge Loans or of the existence or possible existence of any Default or Event of Default.

          SECTION 8.4.   Reliance by Agent.  The Agent shall be entitled to
                         -----------------
rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice as they deem appropriate or they shall first be indemnified to their satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. As between the Agent and the Lenders, the Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          SECTION 8.5.   Notice of Default.  The Agent shall not be deemed to
                         -----------------
have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has actually received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

          SECTION 8.6.   Non-Reliance on Agent and Other Lenders.  Each Lender
                         ---------------------------------------
expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make Bridge Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Borrower and its Subsidiaries. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          SECTION 8.7.   Indemnification.  The Lenders agree to indemnify the
                         ---------------
Agent in their capacity as such ratably according to their respective "percentages" as used in determining the Required Lenders at such time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment in full of the Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries; provided, that no Lender shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 8.7 shall survive the payment in full of all Obligations.

          SECTION 8.8.   Agent in Its Individual Capacity.  The Agent and its
                         --------------------------------
affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries, including, without limitation, in connection with the Refinancing as though the Agent were not the Agent hereunder. With respect to the Bridge Loans to be made by it and all Obligations owing to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity as Lender.

          SECTION 8.9.   Resignation of the Agent; Successor Agent.  The Agent
                         -----------------------------------------
may resign as Agent upon 20 days' notice to the Lenders and the Borrower. Upon the resignation of the Agent, the Required Lenders shall appoint from among the Lenders a successor Agent which is a bank or a trust company for the Lenders subject to prior approval by the Borrower (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent, and the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as an Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If the Required Lenders fail to appoint a successor Agent pursuant to the provisions of the preceding sentence, the resigning

Agent shall designate one of the Lenders as successor Agent. After the resignation of an Agent hereunder, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   SECTION 9.

                                   GUARANTEE

          SECTION 9.1.   Unconditional Guarantee.  The Guarantor hereby
                         -----------------------
unconditionally guarantees (such guarantee to be referred to herein as the "Guarantee") to each of the Lenders and to the Agent and their respective successors and assigns that (i) the principal of and interest on each Bridge Loan will be promptly paid in full when due, subject to any applicable grace period, whether at the Maturity Date, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of each Bridge Loan and all other obligations of the Borrower to the Lenders or the Agent hereunder or under the Bridge Notes (including, without limitation, for any reimbursements, fees, expenses, indemnities or otherwise) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Bridge Loan or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise. The Guarantor hereby guarantees that the Obligations will be paid or performed, as applicable, strictly in accordance with the terms of the Credit Agreement governing them or any other agreement relating thereto, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations, and of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and, without limiting the foregoing, irrespective of : any lack of validity, legality or enforceability of any agreement or instrument relating to the Obligations; any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment to or waiver of or consent to any departure from any other agreement relating to any Obligations; any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Indebtedness; any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or the Guarantor in respect of the Obligations; the absence of any action on the part of the Lenders to obtain payment of the Obligations from the Borrower; any insolvency, bankruptcy, reorganization or dissolution, or any similar proceeding of the Borrower, including, without limitation, rejection of the Obligations in such bankruptcy; the assignment of the Credit Agreement by the Lenders or the Borrower; or the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against the Guarantor, whether hereunder, under any Obligations or any agreement or any indulgence, compromise or extension granted. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in each Bridge Note, this Agreement and in this Guarantee. If any Lender or the Agent are required by any court or otherwise to return to the Borrower, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Borrower or the Guarantor, any amount paid by the Borrower or the Guarantor to the Agent or such Lender, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Lenders and the Agent, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 7 for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Section 7, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

          SECTION 9.2.   Severability.  In case any provision of this Guarantee
                         ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 9.3.   Limitation of Guarantor's Liability.  The Guarantor and
                         -----------------------------------
by its acceptance hereof each of the Lenders hereby confirms that it is the intention of all such parties that the guarantee by the Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Lenders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor under the Guarantee shall be limited to the maximum amount as will result in the obligations of the Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

          SECTION 9.4.   Waiver of Stay, Extension or Usury Laws.  The Guarantor
                         ---------------------------------------
covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Guarantor from performing the Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and the Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  SECTION 10.

                          PLEDGE; RIGHTS AND REMEDIES

          SECTION 10.1.  Pledge and Charge.  As security for the payment and
                         -----------------
performance, as the case may be, in full of the Obligations, each Pledgor hereby grants to the

Agent for the benefit of the Lenders and their successors and assigns a first priority security interest in all of such Pledgor's right, title and interest in, to and under the Collateral; provided, that with respect to the
                                 --------
shares of Capital Stock of Mutual Indemnity (Dublin) Ltd., as security for the payment and performance in full of the Obligations, the Borrower as record and beneficial owner hereby mortgages and charges all the shares of Capital Stock of Mutual Indemnity (Dublin) Ltd. (other than the MIDL Director Share) by way of a first fixed mortgage and charge (it being understood that all the obligations of each Pledgor hereunder shall, to the fullest extent permitted by applicable Laws, apply to the Borrower as mortgagor and chargor, and with respect to such shares of Capital Stock only, any reference to a "pledge" herein shall be deemed to be a reference to such first fixed mortgage and charge).

          SECTION 10.2.  Delivery of Collateral.  Each Pledgor agrees promptly
                         ----------------------
to deliver or cause to be delivered to the Agent any and all Pledged Shares, Additional Shares and other securities now or hereafter included in the Collateral pledged by it (the "Pledged Securities"), and any and all certificates or other instruments or documents representing the Collateral. In addition, each Pledgor agrees that:

     (a) Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, a form of which is attached hereto as Schedule 10.2. Each schedule so delivered shall supersede any prior schedules so delivered;

     (b) Any Pledged Securities shall be accompanied by stock powers duly executed in the name of the Agent or in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request; and

     (c) All other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by such Pledgor and such other instruments or documents as the Agent may reasonably request.

          SECTION 10.3.  Agent Appointed Attorney-in-Fact.  Each Pledgor hereby
                         --------------------------------
appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion, after the occurrence and during the continuation of an Event of Default, to take any action and to execute, deliver and complete any instrument or deed which the Agent may deem necessary or advisable to accomplish the purposes of this Section, including, without limitation, to complete any stock or bond power, to sign, deliver and complete an Irish stock transfer form and to apply for registration of the Agent and/or its nominee as the holder of any shares of Capital Stock of Mutual Indemnity (Dublin) Ltd. pledged hereunder, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend or other distribution in respect of the Pledged Securities or any part thereof and to give full discharge for the same. This appointment is irrevocable and is coupled with an interest. The Agent is authorized to prepare and file financing statements with respect to the Collateral without the signature of each Pledgor, at such Pledgor's expense.

          SECTION 10.4.  Agent May Perform.  If any Pledgor fails to perform any
                         -----------------
act required by this Section, the Agent may (in such Pledgor's name or otherwise) perform, or cause performance of, such act, and the expenses the Agent incurred in connection therewith shall be payable by such Pledgor under Section 11.3.

          SECTION 10.5.  Voting Rights and Dividends.  (a)   Unless and until an
                         ---------------------------
Event of Default shall have occurred and be continuing:

          (i) each Pledgor shall be entitled to exercise any and all voting rights and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Section; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof would materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Agent or the Lenders under this Section; and provided, further, that such Pledgor shall give the Agent at least five days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right;

          (ii) each Pledgor as to the Pledged Securities pledged by it shall be entitled to receive and retain any and all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of an issuer) paid on the Pledged Securities pledged by it; provided, however, that until actually paid, all rights to such dividends shall remain subject to the security interest of this Section. All dividends (other than those cash dividends which each Pledgor may retain pursuant to the immediately preceding sentence) and all other distributions in respect of, or in exchange for, any of the Pledged Securities, shall forthwith be paid or delivered to the Agent and held by the Agent subject to the security interest of this Section and, if received by any Pledgor, shall, until paid or delivered to the Agent, be segregated from the other funds and property of such Pledgor and held in trust for the Agent for the benefit of the Lenders subject to the security interest of this Section; and

          (iii) the Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) above and to receive the cash dividends it is entitled to receive pursuant to paragraph (a)(ii) above, as soon as reasonably practicable after receipt of a written request from such Pledgor together with a certificate by an Officer of such Pledgor stating that no Default or Event of Default has occurred and is continuing.

     (b)  Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of each Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) above, and the obligations of the Agent under paragraph (a)(iii) above, shall cease, and all such rights shall thereon become vested in the Agent, which shall have sole and exclusive right and authority to exercise such voting and consensual rights and powers. The Agent shall also have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as Agent, in the name of its nominee or in the name of each Pledgor, endorsed or assigned in blank or in favor of the Agent. With respect to the shares of Capital Stock of Mutual Indemnity (Dublin) Ltd. pledged hereunder, the Agent and/or its nominee shall have the right (in its sole and absolute discretion) to apply for registration as the holder of such shares of Capital Stock and to become the registered holder thereof. Each Pledgor will promptly give the Agent copies of any notices or other communications received by it with respect to the Pledged Securities registered in the name of such Pledgor; and

          (ii) All rights of each Pledgor to dividends or other payments pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other payments. All dividends or other payments received by each Pledgor contrary to the provisions of this Section 10.5 shall be held in trust for the Agent for the benefit of the Lenders, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b)(ii) shall be retained by the Agent for the benefit of the Lenders as additional Collateral hereunder and applied in accordance with the provisions hereof.

          SECTION 10.6.  Remedies upon an Event of Default.  (i)  Upon the
                         ---------------------------------
occurrence and during the continuance of an Event of Default, in addition to the rights and remedies of a secured party under the UCC, the Agent may:

          (i) to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of each Pledgor therein and thereto, at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate;

          (ii) bid for and purchase any or all of the Collateral at any such public (or, to the extent permitted by applicable law, private) sale and make payment in account thereof by using any claim then due and payable to it from each Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor;

          (iii) as an alternative to exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction; and

          (iv) otherwise act with respect to the Collateral or the proceeds thereof as though the Agent was the outright owner thereof.

     (b) The Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. Upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of each Pledgor.

     (c) The Agent shall give each Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except that with respect to any Collateral that is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, no notice shall be necessary. Each Pledgor agrees that such notice, where required, constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

     (d) The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

     (e) In case any sale of all or part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

     (f) For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Agent shall be free to carry out such sale pursuant to such agreement and (iii) each Pledgor shall not be entitled to the return of the Collateral or any portion thereof, notwithstanding the fact all Events of Default shall have been remedied and all Obligations paid in full.

     (g) Each Pledgor shall be liable for the deficiency if, after applying the Collateral or net proceeds thereof as set forth in Section 10.7 below, the Lenders have not received all amounts to which they are entitled pursuant to this Agreement.

     (h) The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law or
(ii) obtain any required approval of the sale or of the purchase by any Governmental Authority, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to such Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     (i) (I) If the Agent wishes to sell all or any Pledged Securities pursuant to this Section 10.6, and determines, in its sole and absolute discretion, that it is necessary or advisable to effect a public registration of all or any of the Pledged Securities pursuant to the Securities Act (or any similar statutes then in effect), then each Pledgor will, at its own expense:

               (A) execute and deliver, and use its best efforts to cause the issuer thereof (and such issuer's directors and officers) to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things (including, without limitation, removing any legends affixed to the certificates evidencing the Pledged Securities pledged by such Pledgor) as may, in the reasonable judgment of the Agent, be necessary or advisable to register and sell such Pledged Securities under the Securities Act and to cause the related registration statement to become effective and to remain effective for such period as may be required by law, and to make all amendments thereto and/or to the related prospectus that, in the reasonable judgment of the Agent, are necessary or advisable, all in conformity with the Securities Act;

               (B) use its best efforts to (1) qualify the Pledged Securities pledged by such Pledgor under, and cause such issuer to comply with, the provisions of the securities or "blue sky" laws of any jurisdiction designated by the Agent and (2) cause such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

               (C) take such action as the Agent shall request to enable the Agent to exercise the rights of such Pledgor under any registration rights agreement.

     (II) Notwithstanding anything in paragraph (I) of this Section 10.6(i) to the contrary, the Agent may (subject only to applicable requirements of Law and the other requirements of this Section 10) sell all or any of the Pledged Securities by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable and notwithstanding that a registration statement for all or any of such Pledged Securities could be or shall have been filed under the Securities Act. Without limitation on the foregoing, the Agent may approach and negotiate with a single possible purchaser to effect such sale and/or require that any such sale (including one held by auction) be subject to restrictions as to (A) the financial sophistication and ability of any person permitted to bid or purchase at such sale, (B) the content of legends to be placed upon any certificates representing the Pledged Securities sold in such sale, including restrictions on future transfer thereof, (C) the representations to be made by each person bidding or purchasing at such sale relating to that person's access to financial information about each Pledgor, the relevant issuer or the Lenders, and such person's intentions as to the holding of the Pledged Securities so sold for investment, for its own account, and not with a view to the distribution thereof, and (D) such other matters as the Agent may deem necessary or advisable in order that such sale, notwithstanding any failure so to register, may be effected in compliance with the Uniform Commercial Code as in effect in any relevant jurisdiction and other laws affecting the enforcement of creditors' rights, the Securities Act and all applicable state securities laws.

     (j) If the Agent shall determine to exercise its right to sell or cause the sale of any or all of the Collateral pursuant to this Section 10, each Pledgor will do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable Law.

     (k)  Each Pledgor acknowledges that (i) any sale in accordance with this
Section 10 shall be deemed to have been held in a commercially reasonable manner; (ii) notwithstanding the legal availability of a private sale or a sale subject to restrictions as described above, the Agent may, in its sole and absolute discretion, elect to seek registration of the Pledged Securities under the Securities Act or any applicable state securities laws in accordance with this Section 10; (iii) the Agent shall incur no responsibility or liability for selling all or any of the Pledged Securities under this Section 10 at a price which the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if such sale were deferred until after registration as aforesaid; and (iv) any sale of all or any of the Pledged Securities which has not been registered as aforesaid may be for a price less than that which might have been obtained had the Pledged Securities been so registered.

     (l) Each Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in effect in order to prevent or delay the enforcement of this Section, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and such Pledgor waives the benefit of all such Laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of the Lenders or the Agent provided for in this Section or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lenders or the Agent of any one or more such rights, powers or remedies.

          SECTION 10.7.  Application of Proceeds of Sale.  Subject to the terms
                         -------------------------------
of this Agreement, the proceeds of any sale of Collateral pursuant to Section 10, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Lenders and the Agent in connection with such sale or otherwise in connection with this Agreement, including all court costs and the reasonable fees and expenses of their agents and legal counsel, the repayment of all advances made by the Lenders hereunder on behalf of each Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

          SECOND, to the payment in full of the Obligations; and

          THIRD, to each Pledgor in proportion to its right, title and interest in, to and under the Collateral, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          SECTION 10.8.  Responsibilities of the Agent.  (a)   Other than the
                         -----------------------------
exercise of reasonable care in the custody of the Collateral, the Agent shall have no responsibility for or duty with respect to any Collateral or any matter or proceedings arising out of or relating thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property.

     (b) In exercising or refraining from exercising its rights hereunder, the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

     (c) The Agent may consult with legal counsel, and shall be fully protected in taking, or omitting to take, any action in good faith reliance thereon.

     (d) Neither the Agent nor any of its directors, officers, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct, and the Agent shall not be liable for any error of judgment made by it in good faith.

          SECTION 10.9.  Termination; Release Reinstatement.  (a) The security
                         ----------------------------------
interest granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under this Agreement.

     (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under this Agreement, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to this Agreement, the security interest in such Collateral shall be automatically released.

     (c) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against each Pledgor for liquidation or reorganization, should such Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Pledgor's assets. This Section shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a voidable preference, fraudulent conveyance, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     (d) In connection with any termination or release pursuant to this Section 10.9, the Agent shall execute and deliver to each Pledgor, at such Pledgor's sole expense, all documents that such Pledgor shall reasonably request to evidence such termination or release, in each case without recourse, representations or warranties of any kind.

          SECTION 10.10. Security Interest Absolute. All rights of the Agent and
                         --------------------------
the Lenders hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) Any claim as to the validity, regularity or enforceability of this Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

     (b) Any change in the time, manner or place of payment of, or in any other term of, all of or any of the Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing;

     (c) Any change in the corporate existence, structure or ownership of any issuer of Pledged Securities, or any liquidation, dissolution, insolvency, reorganization or other similar proceeding affecting any such issuer or its assets;

     (d)  Any change in the Laws of any jurisdiction;

     (e)  The occurrence of any Default or Event of Default;

     (f) Any exchange, release or non-perfection of the Lenders' security interest in any other Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or

     (g) Any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all Obligations).

                                  SECTION 11.

                                 MISCELLANEOUS

          SECTION 11.1.  Representation of the Lenders.  Each Lender hereby
                         -----------------------------
represents that it is a commercial lender which makes loans in the ordinary course of its business and that it will make Bridge Loans hereunder for its own account or the account of its Affiliates in the ordinary course of such business.

          SECTION 11.2.  Participations in and Assignments of Bridge Loans.  (a)
                         -------------------------------------------------
Each Lender shall have the right at any time to sell, assign, transfer or negotiate all or any portion of its Bridge Loans or its Bridge Loan Commitment in an aggregate amount of not less than $5,000,000 to any Eligible Assignee. In the case of any sale, transfer or negotiation of all or part of any Bridge Loan or any Bridge Loan Commitment authorized under this Section 11.2(a), the assignee, transferee or recipient shall become a party to this Agreement as a Lender by execution of an assignment and assumption agreement substantially in the form of Exhibit D hereto; provided, that (i) at such time Section 2.1 shall
                              --------
be deemed modified to reflect the Bridge Loan Commitment of such new Lender and of the existing Lenders, (ii) upon surrender of the Bridge Notes evidencing all or any portion of any Bridge Loan so sold, transferred, assigned or negotiated, new Bridge Notes will be issued, at the Borrower's expense to such new Lender and to the assigning Lender, such new Bridge Notes to be in conformity with the requirements of Section 2.4 (with appropriate modifications), and (iii) PSCC shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500. To the extent of any assignment pursuant to this Section 11.2(a), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Bridge Loan or Bridge Loan Commitment, and the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Lender with respect to such Bridge Loan or Bridge Loan Commitment, including, without limitation, the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of a Lender. At the time of each assignment pursuant to this Section 11.2(a) to an Eligible Assignee which is not already a Lender hereunder and which is not a United States Person (as such term is defined in Section 7701 (a) (30) of the Internal Revenue Code) for Federal income tax purposes, the respective Eligible Assignee shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 11.2(e)(ii) Certificate) described in Section 11.2(e).

     (b) Each Lender may grant participations in all or any part of its Bridge Loans or its Bridge Loan Commitment in an aggregate amount of not less than $5,000,000 to any Eligible Assignee.

     (c) The Borrower shall, at its own cost and expense, provide such certificates, acknowledgments and further assurances in respect of this Agreement and the Bridge Loans as any Lender may reasonably require in connection with any participation, transfer or assignment pursuant to this
Section 11.2.

     (d) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Bridge Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

     (e) Each Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 11.2(a) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer) and that is not a United States Person (as such term is defined in Section 7701 (a)
(30) of the Internal Revenue Code) agrees to deliver to the Borrower and the Agent, on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or W-8BEN Parts I and II including such Lender's U.S. taxpayer identification number (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Bridge Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c) (3)
(A) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8ECI or W-8BEN Parts I and II (or successor forms) pursuant to clause (i) above, (X) a certificate substantially in the form of Exhibit E hereto (a "Section 11.2(e)(ii) Certificate") stating that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and (Y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN Part I only (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Bridge Note. In addition, each Lender agrees that, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or W-8BEN (or successor forms), or a Section 11.2(e)(ii) Certificate and Form W-8BEN Part I only (or successor form), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Bridge Note, or it shall immediately notify the Borrower and the Agent of its inability to deliver any such form or certificate; provided, however, that the Lender shall not be
                              --------  -------
obligated to complete and deliver any
form requiring disclosure of information or statements that it considers to be confidential or otherwise disadvantageous to disclose. Subject to the immediately succeeding sentence, and notwithstanding Section 2.9, the Borrower shall be entitled, to the extent they are required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder or made on any other Loan Document for the account of any Lender which is not a United States Person (as such term is defined in Section 7701 (a) (30) of the Internal Revenue Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 11.2(e), the Borrower agrees to pay additional amounts and to indemnify and hold harmless each Lender (without regard to the identity of the jurisdiction requiring the deduction or withholding), and reimburse such Lender upon its written request, in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the date of any assignment or transfer in any applicable Law or treaty, or in the interpretation thereof, relating to the deducting or withholding of income or similar taxes.

          SECTION 11.3.  Expenses.  Whether or not the transactions contemplated
                         --------
hereby shall be consummated, the Borrower and the Guarantor, jointly and severally, agree to pay on demand (i) all reasonable costs and expenses of preparation of the Loan Documents and all the costs of furnishing all opinions by counsel for the Loan Parties (including without limitation any opinions requested by the Lenders as to any legal matters arising hereunder), and of the Loan Parties' performance of and compliance with all agreements and conditions contained herein on their part to be performed or complied with; (ii) the reasonable fees, expenses and disbursements of Cleary, Gottlieb, Steen & Hamilton in connection with the negotiation, preparation, execution and administration of the Loan Documents, and any amendments, modifications and waivers thereto and consents to departures from the terms thereof; (iii) all costs and expenses incurred by the Lenders or the Agent in connection with the custody or preservation of any of the Collateral in accordance with the terms hereof; and (iv) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees, including allocated costs of internal counsel, and costs of settlement) incurred by the Lenders or the Agent in enforcing any Obligations of or in collecting any payments due from the Loan Parties hereunder or under the Bridge Notes by reason of such Event of Default (including, without limitation, in connection with the sale of, collection from, or other realization upon, any of the Collateral in accordance with the terms hereof or the exercise or enforcement of any of the rights of the pledgees hereunder) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings.

          SECTION 11.4.  Indemnity.  In addition to the payment of expenses
                         ---------
pursuant to Section 11.3, whether or not the transactions contemplated hereby shall be consummated, the Borrower and the Guarantor, jointly and severally, agree to indemnify, pay and hold each of the Lenders and the Agent, and each of their respective officers, directors, employees, agents, representatives and affiliates (collectively called the "Indemnitees"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated as a party thereto), which may be suffered by, imposed on, incurred by, or asserted against that Indemnitee, in any manner resulting from, connected with, in respect of, relating to or arising out of this Agreement, the other Loan Documents or the Lenders' agreements to make Bridge Loans or the use or intended use of any of the proceeds of the Bridge Loans hereunder or the issuance of the Refinancing Securities or the breach of any representation, warranty or covenant in this Agreement (the "Indemnified Liabilities"); provided, that the Loan Parties shall have no obligation to an Indemnitee
--------
hereunder with respect to Indemnified Liabilities to the extent such liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Loan Parties shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          SECTION 11.5.  Setoff.  In addition to any rights now or hereafter
                         ------
granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and the Agent is hereby authorized by any Loan Parties at any time or from time to time, without notice to such Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts or any other accounts held for the benefit of another Person) and any other Indebtedness at any time held or owing by such Person to or for the credit or the account of such Loan Party against and on account of the obligations and liabilities of such Loan Party to such Person under this Agreement and the Bridge Notes, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or the Bridge Notes, irrespective of whether or not (a) such Person shall have made any demand hereunder or (b) such Person shall have declared the principal of or the interest on its portion of any Bridge Loan to be immediately due and payable and although said obligations and liabilities, or any of them, may be contingent or unmatured.

          SECTION 11.6.  Amendments and Waivers.  No amendment, modification,
                         ----------------------
termination or waiver of any term or provision of this Agreement, of the Bridge Notes or any Guarantee or consent to any departure by any Loan Party therefrom, shall in any event be effective without the prior written concurrence of such Loan Party and the Agent and the Required Lenders, and, upon the request of any Lender, the receipt of a written opinion of counsel of such Loan Party addressed to the Lenders to the effect that such amendment, modification, termination, waiver or consent does not violate or conflict with any of the terms and provisions of any Contract of such Loan Party in respect of Indebtedness for money borrowed or other material agreement of such Loan Party otherwise known to such counsel after reasonable inquiry; provided, that, notwithstanding the third
                                       --------
sentence of Section 11.15, without the prior written consent of each Lender and the acknowledgement of the Agent, an amendment, modification, termination or waiver of this Agreement, any Bridge Notes or any Guarantee or consent to departure from a term or provision hereof or thereof may not: (i) increase or extend the Bridge Loan Commitment; (ii) reduce the principal amount of any Bridge Loan;
(iii) reduce the rate of or extend the time for payment of principal or interest on any Bridge Loan; (iv) reduce the principal amount of any Bridge Loan; (v) make any Bridge Loan payable in money other than that stated herein; (vi) make any change to this Section 11.6; (vii) reduce the rate or extend the time of payment of fees or other compensation payable to the Lenders hereunder; and provided, further, that without the consent of the Agent, no such amendment,
--------  -------
modification, termination or waiver may amend, modify, terminate or waive any provision of Section 8 as the same applies to the Agent or any other provision of this Agreement as it relates to the rights or obligations of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party in any case shall entitle such Loan Party to any further notice or demand in similar or other circumstances.

          SECTION 11.7.  Independence of Covenants.  All covenants hereunder
                         -------------------------
shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

          SECTION 11.8.  Entirety.  The Loan Documents embody the entire
                         --------
agreement of the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

          SECTION 11.9.  Notices.  Unless otherwise provided herein, any notice
                         -------
or other communications herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex against receipt of answer back or four Business Days after depositing it in the mail, registered or certified, with postage prepaid and properly addressed; provided, that notices shall not be effective until
                    --------
received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 11.9) shall be set forth under each party's name on the signature pages hereto.

          SECTION 11.10. Survival of Warranties and Certain Agreements. (a) All
                         ---------------------------------------------
agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Bridge Loans hereunder and the execution and delivery of the Bridge Notes and, notwithstanding the making of the Bridge Loans, the execution and delivery of the Bridge Notes or any investigation made by or on behalf of any party, shall continue in full force and effect. The closing of the transactions herein contemplated shall not prejudice any right of one party against any other party in respect of anything done or omitted hereunder or in respect of any right to damages or other remedies.

     (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of any Loan Party set forth in Sections 2.9, 2.10, 11.3, 11.4, 11.11, 11.15, 11.18, 11.19, and 11.20 shall survive the payment of and the termination of this Agreement.

          SECTION 11.11. Failure or Indulgence Not Waiver; Remedies Cumulative.
                         -----------------------------------------------------
No failure or delay on the part of the Agent or any Lender in the exercise of any power, right or privilege hereunder, under a Guarantee or under the Bridge Notes shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement, under a Guarantee or the Bridge Notes are cumulative to and not exclusive of any rights or remedies otherwise available.

          SECTION 11.12. Severability.  In case any provision in or obligation
                         ------------
under this Agreement, under a Guarantee or the Bridge Notes shall be invalid, illegal or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lenders in order to carry out intentions of the parties hereto as nearly as may be possible. The invalidity, illegality or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.13. Headings.  Section and Sub-section headings in this
                         --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 11.14. Governing Law; Consent to Jurisdiction; Venue; Waiver
                         -----------------------------------------------------
of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND
-------------
INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     (a) Any legal action or proceeding with respect to the Bridge Notes, this Agreement or the other Loan Documents may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its respective Property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Loan Party irrevocably appoints Corporation Service Company, 80 State Street, Albany, New York, 12207-2543, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding. So long as any Loan Party has any obligation under this Agreement, the Bridge Notes or the Guarantee, it will maintain a duly appointed agent in the State of New York for the service of such process or summons, and if such Loan Party fails to maintain such an agent, any such process or summons may be served by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for notices hereunder. Each of the parties to this Agreement hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action, or proceeding with respect to this Agreement brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties to this Agreement irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its respective address for notices pursuant to Section 11.9, such service to become effective 30 days after such mailing. To the extent permitted by law, each of the parties to this Agreement hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any party to this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction.

     (b) Any such action or proceeding may be brought and enforced in the courts of Bermuda, Ireland, the Commonwealth of Pennsylvania, the State of Missouri or any other jurisdiction where any Loan Party or any of its property may be found, and each such Loan Party irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding.

     (c) Each Loan Party irrevocably waives all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding relating in any way to this Agreement, the Bridge Notes or the Guarantee in the courts of Bermuda, of Ireland, of the States of New York, Pennsylvania or Missouri, of the United States or of any other country or jurisdiction, and each Loan Party shall not raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

     (d) Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (b) or (c) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (e) TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES SUCH PARTY'S RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          SECTION 11.15. Successors and Assigns. This Agreement shall be binding
                         ----------------------
upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders. The terms and provisions of this Agreement and each Guarantee shall inure to the benefit of any assignee or transferee of the Bridge Loans pursuant to Section 11.2(a), and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Lenders shall automatically extend to and be vested in such transferee or assignee which becomes a Lender pursuant to
Section 11.2(a), all subject to the terms and conditions hereof. Except as provided in Section 11.6, in determining whether the holders of a sufficient aggregate principal amount of the Bridge Loans shall have consented to any action under this Agreement, any amount of the Bridge Loans owned or held by the Borrower, the Pledgors and the Guarantor or any of their respective Affiliates shall be disregarded. The Loan Parties' rights or interest therein hereunder may not be assigned without the prior express written consent of each of the Lenders.

          SECTION 11.16. Counterparts; Effectiveness.  This Agreement and any
                         ---------------------------
amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          SECTION 11.17. Payments Pro Rata. (a) The Agent agrees that promptly
                         -----------------
after its receipt of each payment of any interest or principal of the Bridge Loans from or on behalf of the Borrower or the Guarantor, it shall, except as otherwise provided in this Agreement, distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective pro rata shares, if any, of such payment.

     (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, any Bridge Loan of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the Borrower to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided, that, if all or any portion of
                                      --------
such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          SECTION 11.18. Waiver of Stay, Extension or Usury Laws. The Loan
                         ---------------------------------------
Parties covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Loan Parties from paying all or any portion of the principal of or interest on the Bridge Loans as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent that it may lawfully do so) the Loan Parties hereby expressly waive all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 11.19. Confidentiality. Each Lender shall hold all non-public
                         ---------------
information obtained pursuant to the requirements of or in connection with this Agreement which has been identified as confidential by the Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by the Borrower that
(i) in any event a Lender may make disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Bridge Loan or any participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, that unless specifically prohibited by applicable law or
--------
court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information and (ii) a Lender may share with any of its Affiliates, and such Affiliates may share with any Lender, any information related to the Borrower or any of its Affiliates (including information relating to creditworthiness); and provided, further, that in no event shall any Lender
                          --------  -------
be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries. In connection with any sales, assignments or transfers referred to in Section 11.2(a), a Lender shall obtain agreements from the purchasers, assignees or transferees, as the case may be, reasonably satisfactory to the Borrower, that such parties will comply with this Section 11.19.

          SECTION 11.20. Compensation. The Borrower shall compensate each
                         ------------
Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Bridge Loan but excluding loss of anticipated profit with respect to any Bridge Loan) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Agent) a borrowing under any Bridge Loan does not occur on a date specified therefor in the notice of borrowing (whether or not withdrawn by the Borrower);
(ii) if any repayment of any Bridge Loan occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Bridge Loan is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of any other default by the Borrower to repay any Bridge Loan when required by the terms of this Agreement. Calculation of all amounts payable to a Lender under this Section 11.20 shall be made as though that Lender had actually funded the relevant Bridge Loan utilizing the Applicable Interest Rate, through the purchase of a LIBOR rate deposit bearing interest at the Applicable Interest Rate in an amount equal to the amount of that Bridge Loan, having a maturity comparable to the relevant Interest Period.

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                              BORROWER:
                              MUTUAL RISK MANAGEMENT LTD.

                              By:__________________________________

                              Name:
                              Title:

                              Notice Address:
                              --------------

                              44 Church Street
                              P.O. Box HM 2064
                              Hamilton, HM HX, Bermuda

                              Attention: Richard O'Brien
                              ---------

                              Telephone: (441) 295-5688

                              Telecopy: (441) 292-1867


                              GUARANTOR:

                              MUTUAL GROUP, LTD.

                              By:__________________________________

                              Name:
                              Title:

                              Notice Address:
                              --------------

                              One Logan Square
                              Suite 1400
                              P.O. Box 59239
                              Philadelphia, PA 19103

                              Attention: Andrew Walsh
                              ---------

                              Telephone: (215) 963-1240

                              Telecopy: (215) 963-1210

                                   PLEDGORS:

                                   MUTUAL RISK MANAGEMENT LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867


                                   MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867

                                   MUTUAL GROUP, LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One Logan Square
                                   Suite 1400
                                   P.O. Box 59239
                                   Philadelphia, PA 19103

                                   Attention: Andrew Walsh
                                   ---------

                                   Telephone: (215) 963-1240
                                   Telecopy: (215) 963-1210


                                   LEGION FINANCIAL CORPORATION

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One Logan Square
                                   Suite 1400
                                   P.O. Box 59239
                                   Philadelphia, PA 19103

                                   Attention: Andrew Walsh
                                   ---------

                                   Telephone: (215) 963-1240
                                   Telecopy: (215) 963-1210

                                   LENDERS:

                                   PRUDENTIAL SECURITIES CREDIT CORP.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One New York Plaza, 14/th/ floor
                                   New York, NY 10292

                                   Attention: Fred Angelo
                                   ---------

                                   Telephone: (212) 214-7365
                                   Telecopy: (212) 214-7678


                                   AGENT:

                                   PRUDENTIAL SECURITIES CREDIT CORP.
                                   as Agent

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One New York Plaza, 14/th/ floor
                                   New York, NY 10292

                                   Attention: Fred Angelo
                                   ---------

                                   Telephone: (212) 214-7365
                                   Telecopy: (212) 214-7678

                                   COLLATERAL SUBSIDIARIES:

                                   MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867


                                   MUTUAL INDEMNITY (DUBLIN) LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867

                                   MUTUAL HOLDINGS (BERMUDA) LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867


                                   IPC MUTUAL HOLDINGS, LTD.

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   44 Church Street
                                   P.O. Box HM 2064
                                   Hamilton, HM HX, Bermuda

                                   Attention: Richard O'Brien
                                   ---------

                                   Telephone: (441) 295-5688
                                   Telecopy: (441) 292-1867

                                   LEGION FINANCIAL CORPORATION

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One Logan Square
                                   Suite 1400
                                   P.O. Box 59239
                                   Philadelphia, PA 19103

                                   Attention:  Andrew Walsh
                                   ---------

                                   Telephone: (215) 963-1240
                                   Telecopy: (215) 963-1210


                                   LEGION INSURANCE COMPANY

                                   By:__________________________________
                                   Name:
                                   Title:

                                   Notice Address:
                                   --------------

                                   One Logan Square
                                   Suite 1400
                                   P.O. Box 59239
                                   Philadelphia, PA 19103

                                   Attention:  Andrew Walsh
                                   ---------

                                   Telephone: (215) 963-1240
                                   Telecopy: (215) 963-1210

                                 Schedule 3.10
                                 -------------

                            LIST OF SUBSIDIARIES/1/


SUBSIDIARY                                        JURISDICTION OF ORGANIZATION
------------------------------------------------------------------------------

Alpine Meadows                                    Bermuda
Capital Management of Bermuda Ltd.                Bermuda
Captive Resources, Inc.                           Delaware
CFM Insurance Managers Ltd.                       Bermuda
Commonwealth Risk Services, LP                    Delaware
Commonwealth Risk Services (Europe) Limited       United Kingdom
CompFirst, Inc.                                   Georgia
Continental Benefit Company                       Bermuda
Genesis Holdings                                  Cayman
H&H Reinsurance Brokers, Ltd.                     Bermuda
Hamilton Management Ltd.                          Wisconsin
Hemisphere Financial Services, LLC                Delaware
Hemisphere Management Ltd.                        Bermuda
Hugo Trust Company                                United Kingdom
Hurst Holme Insurance Company Ltd.                Bermuda
International Advisory Services, Ltd.             Bermuda
IPC Mutual Holdings Ltd. (Bermuda)                Bermuda
Kensington Management Group, Ltd.                 Cayman
Legion Insurance Company                          Pennsylvania
Legion Financial Corporation                      Missouri
Legion Management Corporation                     Oklahoma
Legion Indemnity Company                          Illinois
Livery Management, Inc.                           Delaware
M&A Holdings Ltd.                                 Bermuda
Market Reinsurance Intermediaries, Inc.           California
MG Financial Ltd.                                 Delaware
MGL Investments, Ltd.                             Delaware
MRM Reinsurance Brokers                           Bermuda
MRM Financial Services Limited                    Bermuda
MRM Hancock Limited                               United Kingdom
MRM Life Ltd.                                     Bermuda
Mutual Finance Ltd.                               Bermuda
Mutual Group Ltd.                                 Delaware
Mutual Holdings (Bermuda) Ltd.                    Bermuda

_____________________

/1/ The above list is all of the subsidiaries of the Borrower except for various subsidiaries and investments that would not in the aggregate represent a material subsidiary. For this purpose a "material subsidiary" means a subsidiary that would represent more than 10% of the total assets or net income of the Borrower.

                                     S-1-1

Mutual Holdings Ltd.                              Delaware
Mutual Holdings (U.S.) Ltd.                       Delaware
Mutual Indemnity (U.S.) Ltd.                      Bermuda
Mutual Indemnity (Dublin) Ltd.                    Ireland
Mutual Indemnity (Barbados) Ltd.                  Barbados
Mutual Indemnity (Bermuda) Ltd.                   Bermuda
Mutual Indemnity Ltd.                             Bermuda
Mutual Risk Captive Group                         Bermuda
Mutual Risk Management (Cayman) Ltd.              Cayman
Mutual Risk Management (Barbados) Ltd.            Barbados
Mutual Risk Management (Holdings) Ltd.            Bermuda
Park International Limited                        Bermuda
Premium Securities                                Bermuda
Premium Securities (Bermuda) Ltd.                 Bermuda
Professional Underwriters Corp                    Delaware
PUC Midwest Acquisition Corp                      Delaware
Renaissance Underwriting Managers, Inc.           Georgia
SBU Southeast, Inc.                               Delaware
Shoreline Mutual Management (Bermuda) Ltd.        Bermuda
Tremont International Insurance Ltd.              Cayman
SPDA                                              Bermuda
Utility Management Insurance Services, Inc.       Delaware
Villanova Insurance Company                       Pennsylvania
Worksafe, Inc.                                    Delaware

                                     S-1-2

                                 Schedule 3.25
                                 -------------


           EXECUTIVE OFFICES AND PLACES OF BUSINESS OF LOAN PARTIES



--------------------------------------------------------------------------------
Loan Party                             Chief Executive Office/Place of Business
----------                             ----------------------------------------
--------------------------------------------------------------------------------

Mutual Risk Management, Ltd.           44 Church Street
                                       Hamilton HM HX, Bermuda
--------------------------------------------------------------------------------

Mutual Group, Ltd.                     One Logan Square, Suite 1400
                                       Philadelphia, PA 19103
--------------------------------------------------------------------------------

Mutual Risk Management (Holdings) Ltd. 44 Church Street
                                       Hamilton HM HX, Bermuda
--------------------------------------------------------------------------------

Legion Financial Corporation           One Logan Square, Suite 1400
                                       Philadelphia, PA 19103
--------------------------------------------------------------------------------

Legion Insurance Company               One Logan Square, Suite 1400
                                       Philadelphia, PA 19103
--------------------------------------------------------------------------------

Mutual Indemnity (Dublin) Ltd.         Frederick House
                                       South Frederick Street
                                       Dublin 2, Ireland
--------------------------------------------------------------------------------

Mutual Holdings (Bermuda) Ltd.         44 Church Street
                                       Hamilton HM HX, Bermuda
--------------------------------------------------------------------------------

IPC Mutual Holdings, Ltd.              44 Church Street
                                       Hamilton HM HX, Bermuda
--------------------------------------------------------------------------------

                                 Schedule 6.3
                                 ------------

                                     LIENS

Charges against Mutual Indemnity (Dublin) Ltd.:
---------------------------------------------

1. Charge over Deposits in favor or The Bank of N.T. Butterfield & Son Limited, dated February 26, 1993.

2. Custodian Accounts Charge in favor of The Bank of N.T. Butterfield & Son Limited as fiscal and collateral agent etc., dated November 1, 1996.

                                Schedule 10.1-A
                                ---------------

                             LEGION PLEDGED SHARES

-----------------------------------------------------------------------------------------------
         Owner                    Certificate #       Number and Type of       Percentage of
         -----                    -------------       ------------------       -------------
                                                          Shares            Shares Outstanding
                                                          ------            ------------------
-----------------------------------------------------------------------------------------------
Legion Financial Corporation            58                39,992                  100%
                                                        Common Shares

                                                          Par Value:
                                                        $65 per Share
-----------------------------------------------------------------------------------------------

                                     S-4-1

                                Schedule 10.1-B
                                ---------------

                  LEGION FINANCIAL CORPORATION PLEDGED SHARES


--------------------------------------------------------------------------------
      Owner          Certificate #   Number and Type of       Percentage of
      -----          -------------   ------------------       -------------
                                            Shares          Shares Outstanding
                                            ------          ------------------
--------------------------------------------------------------------------------
  Mutual Group, Ltd.      1                 19,619                 100%
                                          Common Shares

--------------------------------------------------------------------------------

                                     S-4-2

                                Schedule 10.1-C
                                ---------------

                        MUTUAL HOLDINGS PLEDGED SHARES

--------------------------------------------------------------------------------

        Owner            Certificate #  Number and Type of  Percentage of Shares
        -----            -------------  ------------------  --------------------
                                              Shares            Outstanding/1/
                                              ------            -------------
--------------------------------------------------------------------------------
 Mutual Risk Management        5              12,000                 100%
     (Holdings) Ltd.                       Common Shares

                                              Par Value:
                                              US$1.0000
--------------------------------------------------------------------------------

________________

/1/  Not taking into account the MH Preferred Shares.

                                     S-4-3

                                Schedule 10.1-D
                                ---------------

                              IPC PLEDGED SHARES

--------------------------------------------------------------------------------

       Owner          Certificate #   Number and Type of      Percentage of
       -----          -------------   ------------------      -------------
                                            Shares        Shares Outstanding/1/
                                            ------        ---------------------
--------------------------------------------------------------------------------
  Mutual Group, Ltd.        9               11,995
                                         Common Shares

                                            Par Value:
                                            US$1.0000                100%
----------------------------------------------------------
  Mutual Group, Ltd.        10                 5
                                         Common Shares

                                            Par Value:
                                            US$1.0000
--------------------------------------------------------------------------------

______________

/1/  Not taking into account the IPC Preferred Shares.

                                     S-4-4

                                Schedule 10.1-E
                                ---------------

                           MI DUBLIN PLEDGED SHARES

-------------------------------------------------------------------------------------------------
          Owner                Certificate #     Number and Type of     Percentage of Shares
          -----                -------------     ------------------     --------------------
                                                       Shares              Outstanding/1/
                                                       ------              --------------
-------------------------------------------------------------------------------------------------
  Mutual Risk Management, Ltd.       4                4,999,999                 100%
                                                   Ordinary Shares

                                                      Par Value:
                                                        US$1
-------------------------------------------------------------------------------------------------

_______________

/1/  Not taking into account the MIDL Director Share.

                                     S-4-5

                                Schedule 10.1-F
                                ---------------

                      MUTUAL RISK HOLDINGS PLEDGED SHARES


--------------------------------------------------------------------------------

          Owner               Certificate #   Number and Type   Percentage of
          -----               -------------   ---------------   -------------
                                                  of Shares   Shares Outstanding
                                                  ---------   ------------------
--------------------------------------------------------------------------------
  Mutual Risk Management, Ltd.      1               12,000           100%
                                                 Common Shares

                                                    Par Value:
                                                    US$1.0000
--------------------------------------------------------------------------------

                                     S-4-6

                                 Schedule 10.2
                                 -------------

                              PLEDGED SECURITIES

Date:
----
Collateral Subsidiary:
----------------------
Pledgor:
-------

Pledged Shares
--------------

--------------------------------------------------------------------------------

     Owner    Certificate #   Number and Type of Shares;  Percentage of Shares
     -----    -------------   --------------------------  --------------------
                                      Par Value                Outstanding
                                      ---------                -----------
--------------------------------------------------------------------------------
    Pledgor                                                        ___%

--------------------------------------------------------------------------------

Additional Shares
-----------------

--------------------------------------------------------------------------------

     Owner    Certificate #   Number and Type of Shares;  Percentage of Shares
     -----    -------------   --------------------------  --------------------
                                      Par Value                Outstanding
                                      ---------                -----------
--------------------------------------------------------------------------------

    Pledgor                                                        ____%
--------------------------------------------------------------------------------


Other Securities, if any:
-------------------------

--------------------------------------------------------------------------------

     Owner    Certificate #   Number and Type of Shares;  Percentage of Shares
     -----    -------------   --------------------------  --------------------
                                      Par Value                Outstanding
                                      ---------                -----------
--------------------------------------------------------------------------------

    Pledgor                                                        ____%
--------------------------------------------------------------------------------


Pledged Securities:
-------------------

----------------------------------------------------------

   Total Number of Shares;       Percentage of Shares
   -----------------------       --------------------
                                     Outstanding/1/
                                     --------------
----------------------------------------------------------
                                         100%

----------------------------------------------------------

_______________

/1/ Not taking into account (i) the MIDL Director Share in the case of Mutual Indemnity (Dublin) Ltd., (ii) the MH Preferred Shares in the case of Mutual Holdings (Bermuda) Ltd., and (iii) the IPC Preferred Shares in the case of IPC Mutual Holdings, Ltd.

                                     S-5-1

This Schedule is true and complete and is delivered to the Agent pursuant to
Section 10.2 of the Credit Agreement.


                                    [PLEDGOR]
                                    By:_______________________

                                     S-5-2

                                                                       EXHIBIT A

                              FORM OF BRIDGE NOTE
                              -------------------

                          MUTUAL RISK MANAGEMENT LTD.
                                PROMISSORY NOTE

                                                              New York, New York

$__________                                                               [DATE]

          FOR VALUE RECEIVED, MUTUAL RISK MANAGEMENT LTD., a company incorporated under the laws of Bermuda (the "Company"), promises to pay to the order of __________ (the "Lender"), on the Maturity Date, the principal amount of __________ Dollars ($__________).

          The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement dated as of December 6, 1999, as the same may at any time be amended, modified or supplemented and in effect (the "Credit Agreement"), among the Company, the Guarantor, the Pledgors and Collateral Subsidiaries named therein, the Lenders from time to time party thereto and Prudential Securities Credit Corp., as Agent.

          This Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Bridge Loan evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          The Payee is hereby authorized to endorse on the schedule attached to this Note (or on a continuation of any such schedule attached to this Note and made a part hereof) an appropriate notation evidencing the date and amount of each Bridge Loan, and each payment of principal made hereon, which schedule shall constitute prima facie evidence of the accuracy of the information
                 ----- -----
contained therein. The failure of the Payee to make a notation on the schedule to this Note as aforesaid or the making of an incorrect notation by the Payee shall not affect the obligations of the Loan Parties hereunder or under the Credit Agreement or any other Loan Document in any respect.

          This Note is subject to mandatory prepayment as provided in subsections 2.12(c) and 2.12(d) of the Credit Agreement and prepayment at the option of the Company as provided in subsection 2.12(b) of the Credit Agreement. This Note is also subject to a mandatory offer to purchase upon the occurrence of a Change of Control, in accordance with Section 2.13 of the Credit Agreement.

          The full payment of this Note shall be (i) guaranteed by the Guarantor pursuant to Section 9 of the Credit Agreement and (ii) secured by the Collateral pursuant to Section 10 of the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Pursuant to the provisions of the Credit Agreement, the Company promises to pay, after the occurrence of an Event of Default, all costs and expenses incurred by the Lenders or the Agent in enforcing any Obligations of or in collecting any payments due from the Company hereunder or under the Bridge Notes by reason of such Event of Default (including with respect to the sale of, collection from, or other realization upon, any of the Collateral) or in connection with any refinancing or restructuring of the credit arrangements provided in the Credit Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings.

          The Company and the other Loan Parties hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                   MUTUAL RISK MANAGEMENT LTD.

By:
                                        ___________________________
                                        Name:

                          TRANSACTIONS ON BRIDGE NOTE


-------------------------------------------------------------------------------
                           Amount of     Amount of Interest
           Amount of       Principal      Paid Through This
Date      Bridge Loan    Paid This Date         Date          Notation Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

                            (check as appropriate)

     In connection with the Change of Control Offer made pursuant to Section
     2.12 of the Credit Agreement, the undersigned hereby elects to have

     [ ]  the entire principal amount

     [ ]  $________________ ($1,000,000 in principal amount or an integral multiple thereof) of this Note

     repurchased by the Company. The undersigned hereby directs the Agent to pay it or __________________________ an amount in cash equal to 101.0% of the principal amount indicated in the preceding sentence plus accrued and unpaid interest thereon, if any, to the Offer Payment Date.

Dated: _______________________

_____________________________
Signature of Holder

NOTICE: The signature to the foregoing must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                                                       EXHIBIT B
                          FORM OF NOTICE OF BORROWING
                          ---------------------------

Prudential Securities Credit Corp.,
as Agent
One New York Plaza, 14/th/ floor
New York, NY 10292

Attention: Fred Angelo

Ladies and Gentlemen:

          The undersigned, Mutual Risk Management Ltd. (the "Borrower"), refers to the Credit Agreement dated as of December 6, 1999, as amended, supplemented or restated from time to time (the "Credit Agreement," the terms defined therein being used herein as therein defined) among the Borrower, the Guarantor, the Pledgors and Collateral Subsidiaries named therein, the Lenders from time to time party thereto and Prudential Securities Credit Corp., as Agent, and hereby gives you notice pursuant to Section 2.2(a) of the Credit Agreement that the Borrower wishes to borrow under Section 2.1 of the Credit Agreement and, in that connection, sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by Section 2.2(a) of the Credit Agreement:

     (a)  The date of the Proposed Borrowing, being a Business Day, is ______.

            (ii)  The aggregate amount of the Proposed Borrowing is $__________.

            (iii) The Borrower wishes the proceeds of the Proposed Borrowing to be credit to the following account:

                      Bank:_______________________________
                      Account Number:_____________________


                                        Yours truly,

                                        MUTUAL RISK MANAGEMENT LTD.

                                        By:__________________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT C-1

                 FORM OF LEGAL OPINION OF MAYER, BROWN & PLATT,
                 ----------------------------------------------
                        U.S. COUNSEL TO THE LOAN PARTIES
                        --------------------------------

                            [Distributed separately]

                                     C-1-1

                                                                     EXHIBIT C-2

                FORM OF LEGAL OPINION OF CONYERS DILL & PEARMAN,
                ------------------------------------------------
                                BERMUDA COUNSEL
                                ---------------
                      TO THE BORROWER AND THE LOAN PARTIES
                      ------------------------------------

                            [Distributed separately]

                                     C-2-1

                                  EXHIBIT C-3

                   FORM OF LEGAL OPINION OF A & L GOODBODY,
                   ---------------------------------------
                IRISH COUNSEL TO MUTUAL INDEMNITY (DUBLIN) LTD.
                -----------------------------------------------


                           [Distributed separately]

                                     C-3-1

                                  EXHIBIT C-4

               FORM OF LEGAL OPINION OF LEWIS, RICE & FINGERSH,
               -----------------------------------------------
                  MISSOURI COUNSEL TO LEGION FINANCIAL CORP.
                  ------------------------------------------


                           [Distributed separately]

                                     C-4-1

                                  EXHIBIT C-5

                FORM OF LEGAL OPINION OF RICHARD O'BRIEN, ESQ.
                ----------------------------------------------
                        GENERAL COUNSEL TO THE BORROWER
                        -------------------------------


                           [Distributed separately]

                                     C-5-1

                                  EXHIBIT C-6

                  FORM OF LEGAL OPINION OF ANDREW WALSH, ESQ.
                  -------------------------------------------
                      COUNSEL TO LEGION INSURANCE COMPANY
                      -----------------------------------


                           [Distributed separately]

                                     C-6-1

                                                                       EXHIBIT D

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

          Reference is made to the Agreement described in Item 2 of Annex I annexed hereto (the "Credit Agreement"). Terms defined in the Credit Agreement
                     ----------------
are used herein as defined therein.

          ______________ (the "Assignor") and ________________ (the "Assignee")
                               --------                              --------
agree as follows:

          The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof which represents the percentage interest specified in Item 4 of Annex I of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment the Assignee's Bridge Loan Commitment and the amount of the outstanding Bridge Loans owing to the Assignee under the Credit Agreement will be as set forth in Item 4 of Annex I hereto.

          The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

          The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Assignment Agreement;
(ii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee under the terms of the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the purchasing Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]/1/.

          Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, this Assignment and Assumption Agreement will be delivered to the Agent for acceptance and recording by the Agent together with the fee specified in Section 11.2 of the Credit Agreement. The effective date of this Assignment and Assumption Agreement shall be the date of acceptance hereof by the Agent, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").
 ---------------

          Upon such acceptance and recording by the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, shall have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

          Upon such acceptance and recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Credit Agreement and the Bridge Notes in receipt of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. On the Settlement Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Bridge Loans owing to the Assignor under the Credit Agreement and the Bridge Notes and assigned to the Assignee hereunder. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Bridge Notes for periods prior to the Settlement Date directly between themselves.

          THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.




____________________
/1/   Insert bracketed language if the Assignee is organized under the laws of a jurisdiction outside the United States.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Annex I hereto.

                    [Name of Assignor],
                    as Assignor

                    By:_________________________________
                    Name:
                    Title:

                    [Name of Assignee],
                    as Assignee

                    By:_________________________________
                    Name:
                    Title:



Acknowledged and Agreed:

Prudential Securities Credit Corp.

By:________________________________
   Name:
   Title:

                                    ANNEX I
                               SCHEDULE OF TERMS

1  Borrower:
2. Name and Date of Credit Agreement: Credit Agreement dated as of December 6, 1999 by and among Mutual Risk Management Ltd., as Borrower, the Guarantor, the Pledgors and Collateral Subsidiaries named therein, the Lenders from time to time party thereto and Prudential Securities Credit Corp., as Agent.
3. Date of Assignment Agreement:
4. Amounts (as of Date of Item #3 above):
     (b)  Percentage Interest Assigned: ______ %

     (c)  Assignee's Bridge Loan Commitment: $______

     (d)  Aggregate Amount of Bridge Loan Commitment Assigned: $______

     (e)  Aggregate Outstanding Principal Amount of Bridge Loan Assigned:
          $______

5. Settlement Date: /1/

6. Payment Instructions:

ASSIGNEE:                                    ASSIGNOR:
___________________________                  _____________________________
___________________________                  _____________________________
___________________________                  _____________________________
___________________________                  _____________________________
___________________________                  _____________________________

7. Notice Instructions:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
8. Agreed & Accepted:

Name of Assignor                                        Name of Assignee




_________________________________
/1/   Should be no earlier than the date of acceptance by the Agent.

                                                                       EXHIBIT E

                        SECTION 11.2(e)(ii) CERTIFICATE
                        -------------------------------


          Reference is hereby made to the Credit Agreement, dated as of December 6, 1999, among Mutual Risk Management Ltd., as Borrower, the Guarantor, the Pledgors and Collateral Subsidiaries named therein, the Lenders from time to time party thereto and Prudential Securities Credit Corp., as Agent (as amended from time to time, the "Credit Agreement"). Pursuant to the provisions of
Section 11.2e(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(34)(A) of the Internal Revenue Code of 1986, as amended.


                                         [NAME OF LENDER]


                                         By:______________________
                                      Name:
                                      Title:



Date:________________________

                                      E-1